Registration No. 33-89188

Registration No. 811-3989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 34	☒

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE

LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

RAYMOND J. MANISTA, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering    Continuous

It is proposed that this filing will become effective (check appropriate space)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2010 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (DATE) pursuant to paragraph (a)(1) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account under individual scheduled premium variable whole life insurance policies.

Prospectus

May 1, 2010

Variable CompLife®

Issued by The Northwestern Mutual Life Insurance Company

and the Northwestern Mutual Variable Life Account

This prospectus describes an individual scheduled premium Variable Whole Life Insurance Policy that combines a minimum guaranteed death benefit with additional protection in an integrated policy design (the “Policy”). You may choose to invest your Net Premiums in up to ten Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	Small Cap Growth Stock Portfolio
Focused Appreciation Portfolio	Small Cap Value Portfolio
Large Cap Core Stock Portfolio	International Growth Portfolio
Index 500 Stock Portfolio	International Equity Portfolio
Domestic Equity Portfolio	Money Market Portfolio
Equity Income Portfolio	Select Bond Portfolio
Mid Cap Growth Stock Portfolio	High Yield Bond Portfolio
Index 400 Stock Portfolio	Balanced Portfolio
Mid Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund	Non-U.S. Fund
Aggressive Equity Fund	Core Bond Fund
Real Estate Securities Fund

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policy and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the law of the state in which it is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features; and
•	fund transfer rights.

Please read carefully this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

We no longer issue the Policy described in this prospectus. The variable life insurance policies we presently offer are described in separate prospectuses.

Contents of this Prospectus

PROSPECTUS

Variable CompLife®

•	Variable Whole Life Policy
•	Minimum Guaranteed Death Benefit with Additional Protection

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined herein or at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of your Policy is the life insurance protection that it provides. The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection. We guarantee the Minimum Guaranteed Death Benefit for the lifetime of the Insured so long as premiums are paid when due and no Policy Debt is outstanding. We guarantee the Additional Protection for a period of years defined in the Policy. Your Policy may also include variable paid-up additional insurance. Any Excess Amount or any adjustment required for certain tax purposes may also increase your Death Benefit. Death Benefit amounts paid will be reduced by any Policy Debt outstanding. (See “Death Benefit.”)

Access to Your Values    The Policy provides access to Cash Value during the lifetime of the Insured. You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. We will permit partial surrenders so long as the Policy that remains meets our minimum size requirements. You may make a withdrawal from the Policy if the Excess Amount is sufficient. You may borrow up to 90% of your Policy’s Cash Value using the Policy as security. (See “Policy Loans, Automatic Premium Loans, and Withdrawals.”)

Flexibility    You may increase the scheduled premium, or pay optional unscheduled additional premiums, at any time before the Policy Anniversary nearest to the Insured’s 85th birthday, subject to our insurability requirements and issue limits. You may reduce or suspend payment of premiums within the limits provided in the Policy. You may direct the allocation of your premiums and apportion the Separate Account assets supporting your Policy among the various Divisions of the Separate Account, using as many as 10 Divisions at any time. Subject to certain limits, you may transfer accumulated amounts from one Division to another as often as 12 times in a Policy Year.

Optional Benefits    You may select two optional benefits for purchase under the Policy, a Waiver of Premium Benefit and an Additional Purchase Benefit. These optional benefits may not be available in all states. These optional benefits are not available for all Issue Ages and underwriting classifications.

Payment Plan Options    There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these payment plan options is included elsewhere in this prospectus. You may also call our Income Benefits Department at 1-866-269-2950 for more information.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy or make a withdrawal. (See “Tax Treatment of Life Insurance.”)

Risks of the Policy

Investment Risk    Your Policy allows you to participate in the investment experience of the Divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the Divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value and Policy Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these investment risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the Divisions you choose may be less favorable than that of other Divisions, and in order to keep the Additional Protection from decreasing, you may be required to pay more premiums than originally planned.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable vehicle for short-term goals. We have not designed the Policy for frequent trading.

Policy Lapse    Your Policy will lapse if you do not pay sufficient premium to keep it in force. Favorable investment experience may reduce the amount of premium you need to

Variable CompLife® Prospectus

pay to keep the Policy in force, but we do not guarantee investment experience. Policy loans or withdrawals may increase the premium required to keep the Policy in force.

Policy Loan Risks    A loan, whether or not repaid, will affect your Cash Value and Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value while there is Policy Debt. The effect of a loan may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions. The Death Benefit is reduced by the amount of any Policy Debt outstanding. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Limitations on Access to Your Values    We will deduct a surrender charge if you request a surrender or partial surrender of your Policy, or the Policy becomes paid-up insurance before the payment of the premium due at the start of the 15th Policy Year. We permit withdrawals only if the Excess Amount is sufficient. The minimum amount for a withdrawal is $250. A maximum of four withdrawals is permitted per Policy Year. A partial surrender or withdrawal will reduce the Death Benefit.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a MEC if the total amount of premiums you have paid exceeds a defined limit; surrenders, withdrawals, and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty will apply to these distributions. Moreover, if excessive Policy loans cause a Policy to terminate, or if the Policy otherwise lapses out of force before the Insured dies, a tax liability may arise as a result with no value in the Policy with which to pay the tax liability. In addition, please note that you may no longer change Insureds on your Policy, unless you exchange your Policy for a new policy with the mortality tables recognized by the Internal Revenue Service when satisfying the definitional test for life insurance. (See “Tax Considerations—Life Insurance Qualifications.”) Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount of premiums to keep the Additional Protection from decreasing.

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when a Policy is bought, owned, or surrendered. (See “Deductions and Charges” for a more detailed description.)

Transaction Fees

The first table describes the fees and expenses that are payable when you pay premiums, withdraw Excess Amount, surrender the Policy, make partial surrenders, or transfer amounts between the Divisions.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
State Premium Tax Charge	Upon each Premium Payment	2.25% of the premium for scheduled premiums due (or unscheduled premiums paid) prior to the Policy Anniversary in 2010. 2.00% of subsequent premiums[1]	3.5% of the premium (includes both “State Premium Tax Charge” and “OBRA Expense Charge”)
OBRA Expense Charge[2]	Upon each Premium Payment	1.25% of the premium for scheduled premiums due (or unscheduled premiums paid) prior to the Policy Anniversary in 2010. 1.00% of subsequent premiums
Sales Load	Upon each Premium Payment	4.5% of the premium	4.5% of the premium
Administrative Charge for Withdrawals	Upon a withdrawal of Excess Amount	Currently waived	$25
Administrative Surrender Charge	Upon surrender, change to paid-up insurance, or partial surrender	$216 plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection for the first Policy Year, graded down linearly each year to zero at the beginning of the tenth Policy Year	Same as current charge

Variable CompLife® Prospectus

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Premium Surrender Charge	Upon surrender, change to paid-up insurance, or partial surrender before payment of a scheduled premium that is due at the beginning of the fifteenth Policy Year

Up to 40% of the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy Fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection[3]

Minimum: $0.264 per $1000 of Minimum Guaranteed Death Benefit (for a female, Issue Age 1, after the year 14 Premium Payment) + $0.0824 per $1000 of Additional Protection

Maximum: $38.16 per $1000 of Minimum Guaranteed Death Benefit + $26.304 per $1000 of Additional Protection (for a male, Issue Age 75, Premier Tobacco or Preferred Tobacco, after 5-10 years of Premium Payments)

Representative: $5.052 per $1000 of Minimum Guaranteed Death Benefit + $0.756 per $1000 of Additional Protection (for a male, Issue Age 35, Premier Non-Tobacco or Preferred Non-Tobacco, after 5-10 years of Premium Payments)

Same as current charge
Fee for Transfer of Assets	Upon transfer of assets among the Divisions	Currently waived	$25
Expedited Delivery Charge[4]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation [5]
Wire Transfer Fee[4]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[5]

[1]	See “Information about the Policy—Premiums” for more information.
[2]

Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. To compensate us for corporate taxes, we make a charge of 1.25% of the premium for scheduled premiums due (or unscheduled premiums paid) prior to the Policy Anniversary in 2010 and 1.00% of subsequent premiums.

[3]

The premium surrender charge is a percentage of the surrender charge base, the amount of which will vary depending upon whether you suspended the payment of scheduled premiums at any time during the first five Policy Years. The premium surrender charge percentage varies by Issue Age and typically increases between Policy Years one through five, remains levels in Policy Years five through ten, and declines in Policy Years eleven through fifteen to zero. For more information on the calculation of the premium surrender charge, see “Surrender Charges” in this prospectus.

[4]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[5]

The maximum charges are subject to a consumer price index adjustment. The maximum charge will equal the maximum charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)1

The next table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Charge for Administrative Costs	At Policy Date and annually on the Policy Anniversary	$60	$84 plus $0.12 per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection
Charge for Issuance Expenses	At Policy Date and annually on the Policy Anniversary for each of the first ten Policy Years	$24 plus $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection	Same as current amount

Variable CompLife® Prospectus

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Charge for Guarantee of the Minimum Guaranteed Death Benefit	At Policy Date and annually on the Policy Anniversary	$0.12 per $1,000 of Minimum Guaranteed Death Benefit	Same as current amount
Charge for Cost of Insurance—Maximum and Minimum[2] Charge for Cost of Insurance—Representative[2]	At Policy Date and annually on the Policy Anniversary

Maximum: $1,000 per $1,000 of net amount at risk (at age 99)[2]

Minimum: $0.69 per $1,000 of net amount at risk (for a female Insured age 10)[2]

Representative: $3.07 per $1,000 of net amount at risk (for a male Insured age 44 in the Premier Non-Tobacco or Preferred Non-Tobacco underwriting classification)[2]

Same as current amount
Charge for Mortality and Expense Risks	Daily	Annual rate of .45% of the assets of the Separate Account[2]	Annual rate of .60% of the assets of the Separate Account[2]
Charge for Waiver of Premium Rider[3]	At Policy Date and annually on the Policy Anniversary to age 65	Maximum: 5.1% of premium (at Issue Age 57) Minimum: 1.3% of premium (at Issue Age 0-9) Representative: 2.5% of premium (at Issue Age 35)	Same as current amount
Charge for Additional Purchase Benefit[3]	At Policy Date and annually on the Policy Anniversary to age 40	Maximum: $2.21 per $1,000 of the benefit (at Issue Age 38)[4] Minimum: $0.54 per $1,000 of the benefit (at Issue Age 0)[4] Representative: $0.54 per $1,000 of the benefit (the most common Issue Age is 0)	Same as current amount
Extra Premium for Insureds Who Qualify as Sub-Standard Risks[3]	At Policy Date and annually on the Policy Anniversary and with each unscheduled premium

Up to $53.63 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection plus up to 37.2% of any (optional) additional premium[5]

Maximum: $53.63 per $1,000 of the Minimum Guaranteed Death Benefit and Additional Protection + 10.3% of additional premium paid (for a male, Issue Age 75, Class 9 Non-Tobacco or Class 7 Tobacco, with additional premium paid at age 75)

Minimum: $0.66 per $1,000 of the Minimum Guaranteed Death Benefit and Additional Protection + 5.6% of additional premium paid (for a female, Issue Ages 0-3, Class 1 Non-Tobacco, with additional premium paid at ages 0-15)

Representative: $3.76 per $1,000 of the Minimum Guaranteed Death Benefit and Additional Protection + 10.1% of additional premium paid (for a male, Issue Age 35, Class 2 Non-Tobacco or Standard Plus Tobacco, with additional premium paid at age 44)

Same as current amount
Charge for Mortality and Expense Risks and Expenses for Loans[6]	Daily	Annual rate of 0.90% of the borrowed amount[2]	Annual rate of 1.00% of the borrowed amount

[1]	Some fees and expenses, such as fees applicable in Policy Years prior to your current Policy Year, may no longer apply because the Policy is no longer issued.
[2]

See “Deductions and Charges—Charges Against the Policy Value” for more information about how we determine cost of insurance rates. The amounts of these deductions may be effectively reduced by the dividends we may pay on in-force Policies. The dividends we currently pay are reflected in illustrations we provide. You may request an illustration from your Financial Representative. We do not guarantee future dividends. (See “Annual Dividends.”) The cost of insurance rate shown in the table may not be representative of the charge that a particular Owner may pay. Generally, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. The net amount at risk is the projected Death Benefit, discounted at a net annual rate of 4%, less the sum of the Policy Value and the Cash Value of any paid-up insurance. The projected Death Benefit is the Death Benefit at the end of the Policy Year, assuming a 4% net annual growth rate. Request an illustration for personalized information from your Financial Representative. (See “Illustrations.”)

Variable CompLife® Prospectus

[3]

The charges shown in the table may not be representative of the charge that a particular Owner may pay. The charges for Waiver of Premium Rider and Additional Purchase Benefit do not vary by sex. Generally, these charges increase for older Issue Ages except that the charge for Waiver of Premium rider does not increase after age 57. In addition, higher rates may apply to substandard underwriting classifications.

[4]	The maximum benefit amount is $100,000.
[5]	Varies by age and underwriting classification.
[6]

This charge is a loan interest spread; that is, the difference between the interest charged and the amount credited to the Policy. This amount is deducted from Invested Assets (see “Policy Loans and Automatic Premium Loan—General Loan Terms”).

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios offered by Northwestern Mutual Series Fund, Inc., Fidelity® Variable Insurance Products, and the Russell Investment Funds that are available for investment under the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2009. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.21%	1.14%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.21%	1.08%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2009. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.04% to a maximum of 1.08%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Policy. Operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2009, except as otherwise set forth in the notes to the table. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. Current or future expenses may be higher or lower than those shown, especially in periods of market volatility. For more information about the Portfolios’ expenses, see the prospectuses of the underlying Funds.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	0.43%	0.00%	0.02%	0.00%	0.45%	0.00%		0.45%
Focused Appreciation Portfolio(1)	0.78%	0.00%	0.02%	0.00%	0.80%	0.00%		0.80%
Large Cap Core Stock Portfolio	0.44%	0.00%	0.02%	0.00%	0.46%	0.00%		0.46%
Index 500 Stock Portfolio	0.20%	0.00%	0.01%	0.00%	0.21%	0.00%		0.21%
Domestic Equity Portfolio(1)	0.57%	0.00%	0.02%	0.00%	0.59%	0.00%		0.59%
Equity Income Portfolio(1)	0.65%	0.00%	0.03%	0.00%	0.68%	0.00%		0.68%
Mid Cap Growth Stock Portfolio	0.53%	0.00%	0.01%	0.00%	0.54%	0.00%		0.54%
Index 400 Stock Portfolio	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%		0.28%
Mid Cap Value Portfolio(1)	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%		0.96%
Small Cap Growth Stock Portfolio	0.58%	0.00%	0.03%	0.01%	0.62%	0.00%		0.62%
Small Cap Value Portfolio(1)	0.85%	0.00%	0.02%	0.06%	0.93%	0.00%		0.93%
International Growth Portfolio(1)	0.70%	0.00%	0.16%	0.00%	0.86%	0.00%		0.86%
International Equity Portfolio(2)	0.66%	0.00%	0.06%	0.00%	0.72%	(0.06%	)	0.66%
Money Market Portfolio(3)	0.30%	0.00%	0.04%	0.00%	0.34%	0.00%		0.34%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%		0.30%
High Yield Bond Portfolio	0.46%	0.00%	0.03%	0.00%	0.49%	0.00%		0.49%
Balanced Portfolio	0.30%	0.00%	0.01%	0.00%	0.31%	0.00%		0.31%
Asset Allocation Portfolio(4)	0.55%	0.00%	0.07%	0.00%	0.62%	(0.05%	)	0.57%

Fidelity® Variable Insurance Products
Mid Cap Portfolio(5)	0.56%	0.25%	0.12%	0.00%	0.93%	0.00%		0.93%

Variable CompLife® Prospectus

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.00%	0.13%	0.01%	0.87%	0.00%		0.87%
Aggressive Equity Fund(6)	0.90%	0.00%	0.23%	0.01%	1.14%	(0.06%	)	1.08%
Real Estate Securities Fund	0.80%	0.00%	0.17%	0.00%	0.97%	0.00%		0.97%
Non-U.S. Fund(6)	0.90%	0.00%	0.22%	0.02%	1.14%	(0.06%	)	1.08%
Core Bond Fund(6)	0.55%	0.00%	0.18%	0.01%	0.74%	(0.07%	)	0.67%

(1)

Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2011.

Portfolio	Expense Limitation
Focused Appreciation Portfolio	0.90%
Domestic Equity Portfolio	0.75%
Equity Income Portfolio	0.75%
Mid Cap Value Portfolio	1.00%
Small Cap Value Portfolio	1.00%
International Growth Portfolio	1.10%

(2)

International Equity Portfolio    MSA has agreed to waive its management fee such that its management fee is 0.80% of the portfolio’s first $50 million of assets, 0.60% on portfolio assets from $50 million to $1 billion, 0.58% of assets from $1 billion to $1.5 billion and 0.51% on portfolio assets in excess of $1.5 billion. The fee waiver agreement may be terminated at any time after April 30, 2011.

(3)

Money Market Portfolio    MSA has voluntarily agreed to waive all of its management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

(4)

Asset Allocation Portfolio    MSA has contractually agreed to waive its management fee such that its management fee is 0.55% on the portfolio’s first $100 million of assets, 0.45% on portfolio assets from $100 million to $250 million and 0.35% on portfolio assets in excess of $250 million. In addition, MSA has contractually agreed to waive the management fee and absorb certain other operating expenses of the portfolio to the extent necessary so that Total Operating Expenses for the portfolio will not exceed an annual rate of 0.75% of the portfolio’s average net assets. These fee waiver agreements may be terminated at any time after April 30, 2011.

(5)

Fidelity Management & Research Company, the adviser to the Fidelity Variable Insurance Products portfolios has voluntarily agreed to reimburse the portfolio’s Service Class 2 to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) exceed 1.10% of the class’ average net assets. This arrangement may be discontinued at any time.

(6)

Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2011, to waive 0.06% of its advisory fee on the Aggressive Equity Fund and Non-U.S. Fund and 0.07% of its advisory fee on the Core Bond Fund. These waivers may not be terminated during the relevant period except with Board approval.

The Company

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceeded $166.7 billion as of December 31, 2009. The Home Office of Northwestern Mutual is located is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate

Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

Variable CompLife® Prospectus

The Separate Account

We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division's own investment performance and not the investment performance of our other assets. We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•

operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•

transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

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transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

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make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend a particular option, nor does it provide asset allocation or investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing.

Variable CompLife® Prospectus

Northwestern Mutual Series Fund, Inc.

The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., American Century Investment Management, Inc. and Janus Capital Management LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios as indicated below. Templeton Investment Counsel, LLC has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the International Equity Portfolio. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P® MidCap 400 Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC; Franklin Templeton Investments (Asia) Limited
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
High Yield Bond Portfolio	High current income and capital appreciation**	N/A
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.

Variable CompLife® Prospectus

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio is a series of Variable Insurance Products III. The Separate Account buys Service Class 2 shares of the Portfolio, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc. & Fidelity Research & Analysis Company

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors. (See the Portfolios’ prospectuses for more information.) As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease a Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliate may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Variable CompLife® Prospectus

Information About the Policy

We are no longer issuing this Policy.

This prospectus describes the material provisions of the Policy. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.

The Policy Design

The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the Insured if premiums are paid when due and no Policy Debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and underwriting classification and age of the Insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an Insured aged less than 43, the guaranteed period is not less than ten years. The guaranteed period is stated in the Policy. It is generally longer for younger Insureds and shorter for older Insureds, but will not be less than six years, or more than 46 years.

We place Net Premiums in the Divisions you select. The Net Premiums increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by any charges, including the cost of insurance, which is based on the net amount at risk. The net amount at risk is the Projected Insurance Amount divided by 1.04, less the Policy Value. The Projected Insurance Amount is what the insurance amount would be at the end of the year assuming a 4% annual effective interest rate on invested amounts. The cost of insurance also reflects the Attained Age of the Insured each year. If you pay premiums when they are due, and investment experience is favorable, the Policy Value will increase year by year.

We have designed the Policy so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the Insured increases, reducing the total cost of insurance which we subtract from the Policy Value each year. The change in the Policy Value will depend, in part, on the investment performance of the Divisions you choose. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy Years, or you will need to pay additional premium to keep the Additional Protection from falling.

For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale as of the year the Policy was issued. You may request a sales illustration to show the impact on the Additional Protection of a particular average annual net investment rate of return. (See “Illustrations.”) Any excess Policy Value (“Excess Amount”) is simply added to the Death Benefit and the Cash Value, dollar for dollar, unless a greater increase in the Death Benefit is required to meet tax requirements for life insurance. (See “Excess Amount” and “Tax Considerations.”)

The Policy also allows you to pay additional premiums that may be used to increase Policy Value or, subject to the insurability of the Insured, to purchase variable paid-up additional insurance. We calculate the values for the additional insurance separately from those which support the initial amount of insurance. The values for the variable paid-up additional insurance do not affect the Policy Value.

Requirements for Insurance

The minimum amount required for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the Insured was below age 15 or over age 59 at issue. If the initial premium was at least $10,000 ($5,000 for ages below 15), the required minimum for the Minimum Guaranteed Death Benefit was $1,000. A lower minimum also may have applied in some other circumstances and would apply if the Policy was purchased for an employer-sponsored benefit plan. (See “Special Policy for Employers.”) In all cases, the Minimum Guaranteed Death Benefit must be at least $1,000.

Before issuing a Policy, we required satisfactory evidence of insurability. Non-smokers who meet underwriting requirements for the best three classifications were considered Premier Non-Tobacco, Preferred Non-Tobacco, and Standard Plus Non-Tobacco, respectively. The best two classes of smokers were considered Premier Tobacco and Preferred Tobacco, respectively. The premium depends in part on the underwriting classification. We charged a higher premium for Insureds who qualified as substandard risks, i.e., for Insureds who did not qualify for the underwriting classifications mentioned above. The amount of extra premium depends in part on the underwriting classification in which we placed the Insured.

For Policies issued prior to January 1, 2005, we used a different underwriting classification system. Risks which would be considered Premier Non-Tobacco or Preferred Non-Tobacco under the current system were called Select. Risks which would be considered Premier Tobacco or Preferred Tobacco under the current system were called Standard.

Premiums

The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy Year. Premiums are payable at our Home Office. You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally

Variable CompLife® Prospectus

will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide information about you and your account to government regulators.

We accept Premium Payments via our website if eligible. Electronic payments via our website must be made in accordance with our current procedures. However, we are not required to accept electronic payments, and we will not be responsible for losses resulting from transactions based on unauthorized electronic payments, provided we follow procedures reasonably designed to verify the authenticity of electronic payments.

Although we do not anticipate delays in our receipt and processing of premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocations to the Separate Account.”)

By administrative practice, we accept premiums on a monthly, quarterly or semi-annual schedule, and we permit Premium Payment under an authorized payment plan by electronic funds transfer from your bank. Even if you pay premiums more frequently than annually, we place the scheduled net annual premium in the Separate Account at the beginning of each Policy Year. We advance this amount on this date and we are reimbursed as we receive your Premium Payments during the Policy Year. You have no obligation to repay the amount that we have advanced, but failure to pay the premiums when due will cause (1) scheduled Premium Payments to be suspended (subject to the conditions described later in this section), (2) if previously chosen by you, the Policy to continue in force as a reduced amount of paid-up insurance, (3) if the Automatic Premium Loan provision is currently in effect, an automatic premium loan (see “Policy Loans, Automatic Premium Loans, and Withdrawals”) to pay an overdue premium if the premium is less than the maximum amount available for a new loan, or (4) the Policy to terminate. If you do not pay premiums when they are due, we will reduce the Separate Account assets supporting the Policy to reflect the premiums due later in the Policy Year. This will result in the Company reclaiming the amount of any premium previously advanced for later in the Policy year.

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% per annum interest rate, and (2) cover the administrative costs to process the additional Premium Payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. You may pay monthly premiums only through an automatic payment plan arranged with your bank. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. A semi-annual premium is equal to the annual premium times .5096 plus $1.35. For any frequency other than annual, the annual percentage rate (“APR”) will depend on the amount of the annual premium and the Premium Payment frequency. For monthly premiums, the APR will be between 7.71% and 12.88%. For quarterly premiums, the APR will be between 7.81% and 16.48%. For semi-annual premiums, the APR will be between 7.83% and 12.38%. You may obtain information about APR calculations for premiums paid other than annually from your Northwestern Mutual Financial Representative. The APR calculation is also available through www.northwesternmutual.com.

If the Insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.

The following table shows examples of annual and periodic premiums, the excess of the annual sum of the periodic premiums over the annual premiums and the APR.

Annual Premium	Periodic Premium	Annual Sum of Periodic Premiums	Annual Sum of Periodic Premiums Minus the Annual Premium	Annual Percentage Rate (APR)
MONTHLY PREMIUMS
$ 1,000.00	$ 86.80	$ 1,041.60	$ 41.60	9.00%
5,000.00	432.00	5,184.00	184.00	7.97%
10,000.00	863.50	10,362.00	362.00	7.84%
QUARTERLY PREMIUMS
1,000.00	259.30	1,037.20	37.20	9.96%
5,000.00	1,288.50	5,154.00	154.00	8.24%
10,000.00	2,575.00	10,300.00	300.00	8.03%
SEMIANNUAL PREMIUMS
1,000.00	510.95	1,021.90	21.90	8.96%
5,000.00	2,549.35	5,098.70	98.70	8.06%
10,000.00	5,097.35	10,194.70	194.70	7.94%

Variable CompLife® Prospectus

Scheduled Premium and Additional Protection    The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and, depending on your Policy, the premium for Additional Protection. Additional Protection is additional insurance coverage guaranteed for a certain number of years provided Premium Payments are made when due and dividends are used to increase Policy Value. The amount of the scheduled premium depends on the amount of the Minimum Guaranteed Death Benefit (see “Death Benefit”) and the amount of Additional Protection, as well as the Insured’s age and underwriting classification. The amount of the scheduled premium also reflects the sex of the Insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to you not less than two weeks before each premium is due.

In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value, as directed by the Owner. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy. We will reduce the additional premium included in the scheduled premium at any time upon your request unless required for any additional benefit. You may increase the additional premium included in the scheduled premium, or you may pay optional unscheduled additional premiums, at any time before the Policy Anniversary nearest to the Insured’s 85th birthday, subject to our insurability requirements and issue limits.

Policies that include Additional Protection are subject to a minimum premium (as part of their scheduled premium) that is equal to 70% of the premium for a Policy if it consisted solely of Minimum Guaranteed Death Benefit (the “70% requirement”). The premium for the Additional Protection is two times the cost of term insurance (for the Insured’s age when the Policy was issued using the Cost of Insurance rates in your Policy) as long as this premium for Additional Protection in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement, the premium for Additional Protection is increased to meet the 70% requirement. In this case, the amount by which the premium is increased, after deductions, is used to increase the Policy Value.

If the Policy includes Additional Protection, after the guaranteed period we may reduce the amount of Additional Protection if Policy Value does not exceed a certain amount as described in the Policy. To prevent a reduction of the amount of Additional Protection, we may require an increased premium determined as of the date 25 days before the Policy Anniversary. In this case you are entitled to pay the increased premium required to keep the Additional Protection from falling until the Insured reaches age 80, but this right terminates as of the first Policy Anniversary on which you do not pay the increased premium when it is due.

The following table shows representative annual premiums for a Policy with an initial Death Benefit amount of $400,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for males at three ages, where Insureds are not substandard risks. This disclosure is intended to provide an example of the amounts of premium for Additional Protection relative to overall premium. Note that the Total Premium amount will be at least 70% of the premium that would be required for a $400,000 Policy without Additional Protection.

Age at Issue	Minimum Guaranteed Death Benefit	Premium for Minimum Guaranteed Death Benefit	Additional Protection	Premium for Additional Protection	Total Premium
	SELECT or PREMIER NON-TOBACCO or PREFERRED NON-TOBACCO
15	$200,000	$1,292	$200,000	$588	$1,880
35	200,000	2,610	200,000	1,010	3,620
55	200,000	6,618	200,000	3,320	9,938
	STANDARD PLUS or STANDARD PLUS NON-TOBACCO
15	$200,000	$1,406	$200,000	$608	$2,014
35	200,000	2,874	200,000	1,118	3,992
55	200,000	7,196	200,000	4,428	11,624
	STANDARD or PREMIER TOBACCO or PREFERRED TOBACCO
15	$200,000	$1,612	$200,000	$740	$2,352
35	200,000	3,362	200,000	1,310	4,672
55	200,000	8,650	200,000	6,380	15,030

Suspension of Premium Payments    You may suspend payment of scheduled premiums, at your option, if, as of 25 days prior to the Policy Anniversary on or before the due date of the premium, (1) the Excess Amount (see “Excess Amount”) equals or exceeds one year’s minimum scheduled premium (premium for the Minimum Guaranteed Death Benefit and the Additional Protection), plus the premium for any additional benefit, and (2) the Policy Value exceeds an amount that, at 6% interest, provides for future insurance coverage under your Policy, and future charges for expenses and additional benefits, and (3) no withdrawals are made after a date 25 days prior to the previous Policy Anniversary. While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead at a pre-established rate set forth in your Policy. These rates may be different than charges applicable to premiums not under Premium Suspension. You may resume payment of scheduled premiums as of any Policy Anniversary and may be

Variable CompLife® Prospectus

required to do so if the Excess Amount, as of a date 25 days prior to the Policy Anniversary, is determined to be less than one year’s minimum scheduled premium plus the premium for any additional benefit. You may pay unscheduled additional premiums while suspension of scheduled premiums is in effect, subject to our insurability requirements and issue limits.

Grace Period    The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you pay a premium during the grace period, the values for the Policy will be the same as if you had paid the premium when it was due. If you do not pay the premium within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. (See “Paid-Up Insurance.”)

Death Benefit

General    The Death Benefit for a Policy will equal the sum of (1) the amount of the Minimum Guaranteed Death Benefit (see below), (2) the amount of any Additional Protection in effect (see “Premiums- Scheduled Premium and Additional Protection”), (3) any Excess Amount of Policy Value (see “Excess Amount”), and (4) the amount of any paid-up additional insurance (see “Policy Value and Paid-Up Additional Insurance”), unless a higher amount is required by the Internal Revenue Code (IRC) (see “Tax Treatment of Life Insurance”). The amount payable under the Death Benefit is reduced by the amount of any Policy Debt outstanding and, if premiums are not paid on an annual basis, an adjustment for premiums used to purchase paid-up additional insurance that are due later in the Policy Year.

Minimum Guaranteed Death Benefit    The Minimum Guaranteed Death Benefit you select when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Divisions, so long as you pay scheduled premiums when they are due and no Policy Debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit, we have assumed that the Separate Account assets will grow at a net annual rate of 4% after adjusting for the Separate Account charges and the expenses of the Portfolios in which the Divisions invest. (See “Deductions and Charges- Charges Against the Separate Account Assets.”) We bear the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.

Policy Value and Excess Amount    The Policy Value is the cumulative Net Premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional Net Premiums or Policy dividends which have been used to increase the Policy Value: (1) adjusted for investment experience; (2) less the cost of insurance which we deduct from the Policy Value on each Policy Anniversary; and (3) less any other charges. Therefore, the investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Policy Value and/or your Death Benefit. If your Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and Additional Protection, if any, due to favorable investment results or from additional premiums or dividends used to increase Policy Value, you will have an Excess Amount. (See “Excess Amount.”) Any Excess Amount will increase the Death Benefit for the Policy, dollar-for-dollar, unless your Policy would not meet the definitional requirements for life insurance under the IRC (see below). The Policy Value and any Excess Amount change daily. The Policy Value and Excess Amount on the date of death will be used in the calculation of the Death Benefit.

Additional Protection    The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as you pay scheduled premiums when they are due and no Policy Debt is outstanding. A condition for this guarantee is that you must use any dividends paid on the Policy to increase Policy Value unless the Policy has an Excess Amount. (See “Excess Amount.”) After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds a certain amount described in the Policy. Additional information regarding Additional Protection can be found in the “Premiums- Scheduled Premiums and Additional Protection” section.

Tax Considerations    We have designed the Policy to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. (See “Tax Considerations—Life Insurance Qualifications.”) These rules require that the Death Benefit will never be less than the Policy Value divided by the net single premium per dollar of Death Benefit. The required difference between the Death Benefit and the Policy Value is larger at younger ages than at older ages. The Policy provides for an increase in the Death Benefit to the extent required to meet this requirement. After the Death Benefit has been increased to meet this requirement, an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the Death Benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the Death Benefit.

Paid-Up Additional Insurance    The Death Benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the Attained Age of the Insured.

Payment of Proceeds    Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the death of the Insured is received in our Home Office. The amount of proceeds will be determined as of the date of death. We will pay interest on the proceeds from that date until payment is made.

Variable CompLife® Prospectus

Your beneficiary may receive the Death Benefit as a cash settlement. If the cash settlement amount meets our criteria, the Company will pay the Death Benefit by establishing an interest-bearing account, called the Northwestern Access Fund account, for the beneficiary in the amount of the Death Benefit less any Policy Debt. If our criteria are not met, the cash settlement of the Death Benefit is paid via a single check. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the beneficiary, and the beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Death Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Northwestern Mutual, the bank will receive the amount the beneficiary requests as a transfer from the Company's General Account. The Northwestern Access Fund is part of the Company's General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of the Company, although it is subject to the claims of our creditors. The Company may make a profit on all amounts held in the Northwestern Access Fund. We may discontinue the Northwestern Access Fund at any time, with or without notice.

If a payment plan was not previously elected by the Owner and in lieu of a lump sum payment, Death Benefits, less any Policy Debt, may be paid under a payment plan selected by your beneficiary after the death of the Insured. Available payment plans include an interest income plan, installment income plans, and life income plans. Generally, (1) an interest income plan accrues interest on the Death Benefit, the interest may be received monthly, and any remaining proceeds or interest may be withdrawn at any time; (2) an installment income plan pays the Death Benefit in installments for a fixed period of time, and any remaining proceeds may be withdrawn at any time; and (3) a life income plan makes payments monthly for a chosen period and after that, for the life of the person on whose life the payments are based (or two persons if the survivorship option is selected). The choice of payment plans will vary depending on financial situation and the amount of income desired monthly for a chosen time period. The Owner may elect the payment plan while the Insured is living or, if the Insured is not the Owner, during the first 60 days after the Insured’s date of death. A payment plan that is elected by the Policy Owner will take effect on the date of death of the Insured if notice of election is received in our Home Office while the Insured is living. In all other cases, the payment plan will take effect on the date of receipt of the notice of election. If no payment plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company or as required by applicable state law on the date of death of the Insured.

Policy Value and Paid-Up Additional Insurance

We determine the Policy Value and the value of any paid-up additional insurance daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. You may increase or decrease the amount of scheduled additional premium which you are paying to increase the Policy Value or to increase the amount of paid-up additional insurance, and you may change the allocation for applying this additional premium. You must make changes in the scheduled additional premium and its allocation by written request. We may require evidence of insurability if you increase the scheduled additional premium. We do not permit increases in the scheduled additional premium after the Policy Anniversary nearest the Insured’s 85th birthday.

You may transfer the value of paid-up additional insurance to increase the Policy Value by written request. This will generally result in a decrease in the total Death Benefit. You may not transfer Policy Value to the value of paid-up additional insurance.

Allocations to the Separate Account

We place the net scheduled annual premium in the Separate Account on each Policy Anniversary even if you are paying premiums other than on an annual frequency. With respect to those Premium Payments, we will process the premiums based upon the value of the units in the Divisions determined at the close of trading on the New York Stock Exchange (“NYSE”) (typically, 4:00 pm Eastern Time) for that day.

We will place net unscheduled premiums in the Separate Account as of the date they are received at a Network Office or at our Home Office, provided the request is received in good order prior to the close of trading on the NYSE. “Good order” means that your request meets all the requirements necessary for us to process it, including, but not limited to, insurability, underwriting, and MEC-limit requirements. We will generally process the net unscheduled premiums based upon the value of the units in the Divisions as of the close of trading on the NYSE. If we receive the net unscheduled premiums on or after the close of trading on the NYSE, we will process the net unscheduled premiums using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Net premiums are premiums less the deductions from premiums. (See “Deductions from Premiums.”)

You may change the allocation for future Net Premiums at any time by written request and the change will be effective for premiums placed in the Separate Account thereafter. Eligible Owners may also submit allocation requests via Northwestern Mutual Express (1-800-519-4665) or via our website at www.northwesternmutual.com. If you allocate any portion of a premium to a Division, the Division must receive at least 1% of that premium.

Variable CompLife® Prospectus

You may apportion the Separate Account assets supporting your Policy among as many as ten Divisions at any one time. We count the Money Market Division as one of the ten available Divisions if you are using it for any purpose, including dollar cost averaging.

Transfers Between Divisions    Subject to the short-term and excessive trading limitations described below, you may change your allocation between Divisions and transfer accumulated amounts from one Division to another so long as you are invested in no more than ten Divisions at a time. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change your allocation among Divisions. Your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

We will make the transfer based upon the net valuation of units in the affected Division after our receipt of your request for transfer at our Home Office, provided it is in good order. “Good order” means that your request meets all the requirements necessary for us to process it. You may request the transfer in writing at our Home Office, via Northwestern Mutual Express (1-800-519-4665) or, if eligible, via our website at (www.northwesternmutual.com). The submission of transfer instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's or your agent's or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions.

If we receive your request in good order for transfer before the close of trading on the NYSE (typically, 4:00 pm Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Although no fee is presently charged, we reserve the right where allowed by state law to charge a fee that will cover the administrative costs of transfers. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Transfer requests must be in whole percentages and in amounts greater than or equal to 1% of Invested Assets or the request will not be processed. When a transfer is made from any Division, the resulting allocation of Invested Assets must be in whole percentages in all Divisions that have any Invested Assets as a result of the transfer.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading, including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy Anniversary date, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An Owner who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the

Variable CompLife® Prospectus

Money Market Division, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy Anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, to initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary.

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Deductions and Charges

Deductions from Premiums    We deduct a charge from each premium for state premium taxes and a portion of our federal corporate taxes. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. The charge is currently 2.25% of scheduled premiums due (or unscheduled premiums paid) prior to the Policy Anniversary in 2010, and 2.00% of subsequent premiums. We will charge the same percentage regardless of the state in which you live, which may be more or less than the percentage charged by your state of residence.

Due to a 1990 federal tax law change under the OBRA, as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of up to 1.25% against each Premium Payment to compensate us for corporate taxes. Currently, this charge is 1.25% for scheduled premiums due (or unscheduled premiums paid) prior to your Policy Anniversary in 2010, and 1.00% for subsequent premiums. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The state premium tax charge and the OBRA expense charge may each vary in amount.

We deduct a charge, or sales load, of 4.5% for sales costs from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts we deduct for costs in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Separate Account for the mortality and expense risks we have assumed. (See “Charges Against

Variable CompLife® Prospectus

the Separate Account Assets.”) To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

We deduct an annual charge of $60 from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Owners. We retain the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus $0.12 per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. We do not expect to profit from this charge.

We deduct an annual charge from premiums each of the first 10 years to compensate us for expenses, other than distribution expenses, incurred in issuing the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If you surrender the Policy before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. (See “Surrender Charges.”)

We deduct an annual charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit from premiums each year to compensate us for the risk we have assumed by guaranteeing the Minimum Guaranteed Death Benefit.

To determine the net annual premium, we will also deduct any extra amounts we charge for Insureds who qualify as substandard risks, plus the cost of any additional benefits purchased with the Policy.

Charges Against the Policy Value    We deduct a cost of insurance charge from the Policy Value on each Policy Anniversary. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the Projected Insurance Amount, discounted at a net annual rate of 4%, less the Policy Value. The Projected Insurance Amount is the amount of insurance at the end of the Policy Year, assuming that the Policy Value increases by the 4% net annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the Attained Age of the Insured. For Select, Premier Non-Tobacco and Preferred Non-Tobacco risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Non-Smoker Mortality Tables. For Standard, Premier Tobacco and Preferred Tobacco risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. We also deduct a cost of insurance charge from the Cash Value of any paid-up additional insurance on each Policy Anniversary. If we receive an unscheduled premium on a day other than a Policy Anniversary and the net amount at risk increases as a result, we will deduct a cost of insurance charge on that day, reflecting the increase in the net amount at risk and the portion of the Policy Year remaining. Our revenues attributable to this charge may exceed our costs attributable to this charge.

While payment of premiums is suspended, a portion of the annual charges which we would ordinarily deduct from premiums will be deducted from the Policy Value instead. We will also make this deduction on the Policy Anniversary each year.

We will also reduce the Policy Value by any surrender charges, administrative charges or decrease in Policy Debt that may result from a withdrawal, a decrease in the face amount of insurance, or a change to variable benefit paid-up insurance.

Charges Against the Separate Account Assets    There is a daily charge to the Separate Account for the mortality and expense risks that we have assumed. The current charge is at the annual rate of .45% of the assets of the Separate Account, not to exceed a maximum annual rate of .60%. The mortality risk is that Insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose. The actual mortality and expense experience under the Policies will be a factor used in determining dividends. (See “Annual Dividends.”)

The Policies provide that a charge for taxes may be made against the assets of the Separate Account. We are not currently making a separate daily charge on assets for such taxes. The Portfolios in which the assets that support your Policy are invested also bear expenses which reduce the investment rate of return. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and attached Fund prospectuses.)

Transaction Charges    The Policy provides for a fee of up to $25 for a transfer of assets among the Divisions and for a fee of up to $25 for a withdrawal of Excess Amount. We are currently waiving these charges.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

Surrender Charges    If you surrender the Policy before you have paid the premium that is due at the beginning of the fifteenth Policy Year, we will deduct a surrender charge from the Policy Value. Similarly, we will deduct a surrender charge on a change to paid-up insurance. (See “Paid-Up Insurance.”) A table of surrender charges is in the Policy.

Variable CompLife® Prospectus

The surrender charge consists of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which we have not deducted. The administrative surrender charge in the first Policy Year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as you pay the premium (or payment of premiums is suspended) and is zero after you have paid the premium that is due at the beginning of the tenth Policy Year (or it is suspended).

The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy Year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five Policy Years, if you pay premiums more frequently than annually, we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums.

If none of the Premium Payments during the first five Policy Years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

If any of the Premium Payments during the first five Policy Years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.

	Premium Surrender Charge Percentage
For Policies surrendered after payment at the beginning of year	Issue age 65 and under	Issue age 75
1	24%	24%
2	28%	25.5%
3	32%	27%
4	36%	28.5%
5 through 10	40%	30%
11	32%	24%
12	24%	18%
13	16%	12%
14	8%	6%
15 and later	0%	0%

For Issue Ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

For a Policy that has a Minimum Guaranteed Death Benefit of $50,000 or more, the surrender charge will not exceed $41.16 per $1,000 of Minimum Guaranteed Death Benefit. For a Policy that has a Minimum Guaranteed Death Benefit of $100,000 or more, issued for an Insured ages 15-59, the surrender charge will not exceed $22.86 per $1,000 of Minimum Guaranteed Death Benefit. The surrender charge could equal or exceed the Policy Value but we will not apply the surrender charge to the value of any paid-up additional insurance.

Partial Surrenders    We will permit partial surrenders of a Policy so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy, except that the premiums will be based on the reduced amount of insurance. You will receive a new Policy document. The Cash Value and the Death Benefit will be proportionately reduced. We will allocate reductions among the Divisions in proportion to the amounts in the Divisions. We will make a deduction from the Policy proceeds for a proportionate part of the surrender charge (based on the change in the face amounts) if a partial surrender takes place before you have paid the scheduled premium that is due at the beginning of the fifteenth Policy Year.

Optional Benefits    There is a separate charge for any optional benefit you have selected (see “Other Policy Provisions—Optional Benefits”). For a Policy with a Waiver of Premium Rider, the maximum charge is 5.1% of premium, and the minimum is 1.3% of premium. For a Policy with an Additional Purchase Benefit, the maximum charge is $2.21 per $1,000 of the benefit, and the minimum charge is $0.54 per $1,000 of the benefit.

Expenses of the Portfolios    The investment performance of each Division reflects all expenses borne by the corresponding Portfolio. (See “Fee and Expense Tables—Range of Total Annual Portfolio Operating Expenses” and the attached mutual fund prospectuses.)

Guarantee of Premiums, Deductions and Charges

We guarantee that the premiums for the Minimum Guaranteed Death Benefit and the maximum charge for mortality and expense risks will not increase over time. These amounts will not increase regardless of future changes in longevity or increases in expenses.

Cash Value

The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy Debt outstanding and the surrender charge. If you are not paying premiums on an annual basis, we reduce the Cash Value for any premiums due later in the Policy Year.

We determine the Cash Value for a Policy at the end of each valuation period (typically 4:00 pm Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In

Variable CompLife® Prospectus

accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. Alternatively, you may stop paying premiums when due and request that we apply the Cash Value to provide a reduced amount of fixed or variable paid-up insurance. (See “Paid-Up Insurance.”) Surrender proceeds may be paid under a payment plan requested by the Owner at the time of surrender. Available payment plans include an interest income plan, installment income plans, and life income plans.

Annual Dividends

The Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus added to your Policy is referred to as a “dividend”. The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results.

If you receive dividends, you may use them to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. (See “Excess Amount.”) If the Policy has Excess Amount, or if no Additional Protection is in force, you may use dividends to purchase variable benefit paid-up additional insurance or to pay premiums, or you may receive the dividend in cash. (See “Tax Considerations- Tax Treatment of Life Insurance.”) We will use dividends to increase the Policy Value if you give us no direction. If the Policy is in force as fixed benefit paid-up insurance, you may use dividends to purchase fixed benefit paid-up additional insurance or you may receive the dividend in cash. If the Policy is in force as variable benefit paid-up insurance, you may use the dividends to increase Policy Value or you may receive the dividend in cash.

Policy Loans, Automatic Premium Loans, and Withdrawals

Described below are certain terms and conditions that apply when you borrow or withdraw amounts under the Policy. For information on the tax treatment of loans and withdrawals, see “Tax Treatment of Life Insurance” and consult with your tax advisor.

Policy Loans    You may borrow an amount that, when added to existing Policy Debt, is not more than the loan value. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. You may take loan proceeds in cash or you may apply them to pay premiums on the Policy. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. Eligible Owners may also submit loan requests via the Variable Life Service Center (1-866-424-2609). Written and telephone requests will be processed based on the date and time they are received in the Home Office, provided the request is received in good order. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus.

Automatic Premium Loans    If you have chosen the Automatic Premium Loan provision or it is currently in effect for your Policy, and your Policy does not qualify for suspension of Premium Payments, a premium loan will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan. Automatic premium loans are effective as of the premium due date. A confirmation statement will be sent each time an automatic premium loan occurs.

Interest on a loan accrues at an annualized rate of interest. We add unpaid interest to the amount of the loan. The Policy’s Cash Value is reduced by the amount of the loan. If the Cash Value decreases to zero, the Policy will terminate unless a sufficient portion of the loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

General Loan Terms    You select the loan interest rate. The loan interest rate is applied to both the amount of the loan and all accrued interest. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually, but it will not be less than 5%. Generally, if a higher rate is preferred, selecting the variable rate may be preferable. If you desire a smaller loan interest rate, the annual fixed, effective rate may be preferable.

We will take the amount of a loan, including interest as it accrues, from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and will credit those amounts on a daily basis with an annual earnings rate equal to the loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified loan interest rate and .90% for the variable loan interest rate. For example, the earnings rate corresponding to the specified 5% loan interest rate is currently 4.10%.

Variable CompLife® Prospectus

A loan, even if it is repaid, will have a permanent effect on the Policy Value and Cash Value because the amounts borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions.

The Death Benefit will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Except when the Policy is in force as fixed benefit paid-up insurance, we will allocate a loan between Policy Value and variable paid-up additional insurance in proportion to the amount of Cash Value attributable to each.

You may repay a loan, and any accrued interest outstanding, in whole or in part, at any time while the Insured is alive. If we receive a payment without specific instructions, we will first apply the payment to any premium due, with any remaining amount being applied to any outstanding loans. Payments in excess of outstanding debt and premiums due will be returned. Except as described below, if we receive your loan payments before the close of trading on the NYSE, we will credit payments as of the date we receive them and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the same date. If we receive your loan payments on or after the close of trading on the NYSE, we will credit payments as of the close of the next regular trading session of the NYSE and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the date we credit the payment. Policy loan payments received within 34 days after the loan interest billing date will be credited as of the loan interest billing date. Automatic premium loan payments received up to 66 days after the loan interest billing date will be credited as of the Policy Anniversary, depending on your premium payment schedule. We will send you a notice indicating your loan interest billing date. Loan repayments are not subject to Transaction Fees.

Withdrawals    You may make a withdrawal if the Excess Amount is sufficient. (See “Excess Amount.”) A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy Debt outstanding. A maximum of four withdrawals are permitted per Policy Year. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but we are currently waiving that charge. We will allocate withdrawals in proportion to the amounts in the Divisions.

A withdrawal of Policy Value decreases the Death Benefit by the same amount. If the Death Benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the Death Benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

Required Unscheduled Additional Premium    If cumulative withdrawals (including accumulation at a 4% annual interest rate) exceed the cumulative additional premiums which have been used to increase the Policy Value (including accumulation at a 4% annual interest rate) as of a date 25 days prior to your Policy Anniversary, we may require you to pay an unscheduled additional premium to increase Policy Value if there has been unfavorable investment experience since the most recent withdrawal. The minimum amount of Policy Value required to avoid an unscheduled additional premium depends on pre-established tabular values in your Policy for the Minimum Guaranteed Death Benefit. Any required unscheduled additional premium will be due the Policy Anniversary following written notice to you. If the additional premium is not paid and there is sufficient Policy Value, the Paid-Up or Automatic Premium Loan provision on your Policy will take effect. (See “Paid-Up Insurance” and “Policy Loans, Automatic Premium Loans and Withdrawals.”)

By way of example, assume that at issue you added additional premium to increase your Policy Value in the amount of $1,000, and no additional premiums are paid thereafter. On your 5th Policy Anniversary you withdraw $2,000 and no further withdrawals are made. During the 10th Policy Year, there is poor investment performance such that 25 days prior to your Policy Anniversary, the Policy Value is less than the tabular value pre-established in your Policy. To determine the maximum amount of required unscheduled premium, we accumulate the $1,000 in additional premium at a 4% annual interest rate for 10 years ($1,480.24), and the $2,000 in withdrawals at a 4% annual interest rate for 5 years ($2,433.31). The amount of required unscheduled premium we may request would be $2,433.31 minus $1,480.24, or $953.07.

If the required unscheduled additional premium is greater than the maximum premium loan available, you may request a partial loan and submit a premium payment for the remaining balance due. The due date for any unscheduled additional premium is the Policy Anniversary following written notice to you. Required unscheduled additional premium payments will be credited the date they are received if the date/time stamp is before market close (typically, 4:00 p.m. Eastern Time). Automatic Premium Loans used to pay Required Unscheduled Additional Premium will be credited as of the Policy Anniversary.

Excess Amount

The Excess Amount is the amount by which the Policy Value exceeds the sum of (1) the Tabular Value for the Minimum Guaranteed Death Benefit and (2) the Tabular Value for any Additional Protection in effect. The Tabular Values are pre-established in your Policy. Tabular Values are based on a whole life policy assuming (1) all premiums are paid when due, (2) no additional premiums or dividends are used to increase Policy Value, (3) a 4% level annual net rate of return, and (4) the maximum Policy charges apply. If you are not paying premiums on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy Year. Among other things, the Excess Amount determines amounts

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available for withdrawals. (See “Policy Loans, Automatic Premium Loans, and Withdrawals.”)

To demonstrate how Excess Amount is determined, assume the following Policy characteristics: (1) the Policy has a Minimum Guaranteed Death Benefit in the amount of $200,000; (2) the Policy has Additional Protection in the amount of $100,000; (3) the Policy Value is $90,000; (4) there are no premiums due later in the current Policy Year; (5) and, according to the Policy, the Tabular Value is .20000 per $1 of insurance. The Excess Amount is $90,000 (Policy Value) minus $60,000, which is the sum of $40,000 ($20,000 of Minimum Guaranteed Death Benefit × .20000) + $20,000 ($100,000 of Additional Protection × .20000). In this case, the Excess Amount is $30,000 ($90,000 - $60,000).

Paid-Up Insurance

The Paid-Up Insurance provision on your Policy will take effect automatically if you do not pay a premium when due or within the 31-day grace period and do not qualify for suspension of Premium Payments or you have elected to have premiums paid by Automatic Premium Loan and your Policy no longer has sufficient value for the loan. The Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively you may select a reduced amount of variable benefit paid-up insurance. You must make this selection before or during the grace period. If the Paid-Up provision on your Policy takes effect before you have paid the Premium that is due at the beginning of the fifteenth year, we will deduct surrender changes from the Policy Value. (See “Deductions and Charges—Surrender Charges.”)

If the Policy is in force as a reduced amount of fixed benefit paid-up insurance, we will transfer the amount of the Cash Value from the Separate Account to our General Account at the conclusion of the 31 day grace period. Thereafter the Policy will not participate in the Separate Account’s investment results unless the Policy is subsequently reinstated. (See “Reinstatement.”) The minimum Cash Value for fixed benefit paid-up insurance is $1,000. If the Cash Value is less than $1,000 as of the last day of the grace period, we will treat the Policy as surrendered. You may select variable benefit paid-up insurance only if the Cash Value of the Policy is at least $5,000.

We determine the amount of paid-up insurance by applying the amount of Cash Value plus any Policy Debt as a net single premium at the Attained Age of the Insured. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance, these amounts are guaranteed. For variable paid-up insurance, neither the Death Benefit nor the Cash Value is guaranteed. Paid-up insurance remains in force for the lifetime of the Insured unless you surrender the Policy or the Policy terminates. While the Policy is in force as either fixed or variable benefit paid-up insurance, the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy Debt and the Policy loan interest rate will continue, and interest on the Policy loan will continue to accrue. (See “Policy Loans, Automatic Premium Loans, and Withdrawals.”)

Reinstatement

If a premium is due and remains unpaid at the end of the grace period, and the Policy does not qualify for premium suspension, the Policy will lapse (i.e., terminate as of the date the premium was due and no longer be in force), unless it is continued as paid-up insurance. The Policy may be reinstated after lapse while the Insured is alive within three years after the premium due date. The Insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period and while the Insured is alive. We may require a substantial payment. Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. In addition, following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and variable paid-up additional insurance as if: minimum premiums had been paid when due; investment earnings for all Divisions, less charges against the Separate Account, had been credited at an annual effective rate of 4% for the period from the due date of the overdue premium to the date of reinstatement; and loan interest, less charges by the Company for expenses and taxes, had been credited to the Policy Value and to the Cash Value of variable paid-up additional insurance at an annual effective interest rate of 4% from the due date of the overdue premium until the date of reinstatement. We will make an adjustment for any Policy Debt or the debt may be reinstated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will not reflect a reduction for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.

A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.

Reinvestments after Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender proceeds in connection with a request to void a surrender or a withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds may vary in accordance with our administrative procedures. The returned surrender or withdrawal proceeds will be reinvested at the unit value next determined for each Division after our receipt of the reinvestment request in good order at our Home Office, including, among other things, the return of surrender or withdrawal proceeds, satisfactory evidence of insurability, and any Premium Payments due. If we receive your request before the close of trading on the NYSE (typically, 4:00 pm Eastern Time), your request will

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receive same-day pricing. If we receive your request on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Proceeds will be applied to the same Divisions from which the surrender or withdrawal was made.

Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value, variable paid-up additional insurance, and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make an adjustment for any Policy Debt or the debt may be reinstated.

Right to Exchange for a Fixed Benefit Policy

You may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”). You may elect the exchange at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. We do not require evidence of insurability. The Fixed Benefit Policy will be on the life of the same Insured and will have the same initial guaranteed Death Benefit, Policy Date and Issue Age. The exchange will be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange, and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser or if there is a material change in the investment policies of a Portfolio. You will be given notice of any such change and will have 60 days to make the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Other Policy Provisions

Owner    The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while the Insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus “you” means the Owner or prospective purchaser of a Policy. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

Beneficiary    The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the Application. You may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest insurance under the Policy after the insurance has been in force during the lifetime of the Insured for two years from the Date of Issue or two years from the effective date of a reinstatement. If there is an increase in insurance because of an increase in scheduled premiums or payment of an unscheduled premium, and the increase was subject to insurability requirements, the increase will not be contestable after it has been in force during the lifetime of the Insured for two years from the date of issuance of the increase.

Suicide    If the Insured dies by suicide within one year from the Date of Issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy Debt and withdrawals and less the Cash Value of any variable paid-up insurance surrendered.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Optional Benefits    If available in your state, there are two optional benefits available for purchase under the Policy: (1) a Waiver of Premium Benefit; and (2) an Additional Purchase Benefit.

Subject to the terms and conditions of the benefit, the Waiver of Premium Benefit waives the payment of all premiums that

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come due during the total disability of the Insured if the disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the disability occurs after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit waives the payment of all premiums that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

Subject to the terms and conditions of the benefit, the Additional Purchase Benefit guarantees the right to buy more insurance without proof of insurability. If you select one or both of these optional benefits, you will be subject to a separate charge. (See “Periodic Charges Other than Fund Operating Expenses” and “Deductions and Charges—Optional Benefits” for more information about the charges.) Any charge will continue to be assessed (1) as long as the benefit remains in force; or (2) until you decide you no longer need the benefit and let us know in writing at our Home Office. Once the Policy has been issued, an optional benefit may be issued only upon mutual agreement.

Benefit Payment Plans    The Policy provides a variety of payment plans for Policy benefits. A Northwestern Mutual Financial Representative authorized to sell the Policies can explain these provisions on request.

Deferral of Determination and Payment    So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of surrender, partial surrender, withdrawal, Death Benefit or loan proceeds, or payment plan benefits until the check or draft has been honored.

If a Policy is in force as fixed benefit paid-up insurance, we have the right to defer payment of the Cash Value for up to six months from the date of a Policy loan or surrender. If payment on surrender is deferred for 30 days or more, we will pay interest at an annual effective rate of 4%.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, withdrawal, partial surrender, surrender, loans, or Death Benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material, and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

If we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports and Financial Statements

For each Policy Year, you will receive a statement showing the Death Benefit, Cash Value and any Policy loan (including interest charged) as of the anniversary date. We will also send you a confirmation statement when you pay the annual premium. These statements will show your apportioned amounts among the Divisions. The Invested Assets may exceed the Cash Value of your Policy, because the Cash Value is reduced by the amount of any applicable surrender charge and any premiums due later in the Policy Year. We will also send you a confirmation statement when you transfer among Divisions, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of Invested Assets among the Divisions. If the Policy is in force as fixed benefit paid-up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Cash Value and any Policy loan.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of the Company appear in the Statement of Additional Information. To receive a copy of the Annual

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Report, Semi-Annual Report and/or the Statement of Additional Information, call 1-866-424-2609.

Special Policy for Employers

A reduced minimum amount applied for Policies where the insurance involved an employer-sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection was required to be at least $10,000, of which the Minimum Guaranteed Death Benefit must have been at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the Insured’s age when the Policy was issued. Premium rates for term insurance are set forth in the Policy.

These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the Insured or the Insured’s beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the Minimum Guaranteed Death Benefit and the initial amount of Additional Protection.

For certain situations where the insurance involves an employer-sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies were available for this purpose. You are urged to review any questions in this area with qualified counsel.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-866-424-2609.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.

Owner Inquiries

If eligible, you may get up-to-date information about your Policy at your convenience with your Policy number and your Personal Identification Number (“PIN”). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review Policy values and unit values, transfer among Divisions, change the allocation and obtain performance information. With your ID and password, you can also visit our website (www.northwesternmutual.com) to access performance information, forms for routine service, and daily Policy and unit values for Policies you own. Eligible Owners may also set up certain electronic payments, transfer accumulated amounts among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please visit our website (www.northwesternmutual.com). If you have questions about surrendering your Policy, please call your Financial Representative or the Variable Life Service Center at 1-866-424-2609. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Automatic Dollar-Cost Averaging

With Dollar-Cost Averaging, you can arrange to have a regular amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly from the Money Market Division into the Division(s) you have chosen. Transferred amounts must be allocated in whole percentages. (See “Allocations to the Separate Account—Transfers Between Divisions.”) Transfers will end either when the amount in the Money Market Division is depleted or when you submit the appropriate form to our Home Office to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar-cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Allocation Models

Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend or terminate the models at any time.

Illustrations

Your Northwestern Mutual Financial Representative will provide you with an illustration for your Policy upon request.

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The illustration will reflect the performance of your Policy to date and will show how the Death Benefit minus Policy Debt, Invested Assets and Cash Value would vary based on hypothetical investment results.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Cash Value, Death Benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were illustrated.

Tax Considerations

General    The following discussion provides a general description of federal income tax considerations relating to your Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed your Policy to comply with only the cash value accumulation test. We may take any action that may be necessary for the Policy to qualify as life insurance for tax purposes.

The definitional tests under the Code are based on the 1980 Commissioner's Standard Ordinary (CSO) mortality tables. For Policies materially changed after 2008, the tests must be based on the 2001 CSO mortality tables. Because, in some circumstances, Policies issued based on the 1980 CSO mortality tables will not satisfy the definitional tests using the 2001 CSO mortality tables, you may not be permitted to make certain changes to your Policy (as defined by IRS Notices 2004-61 and 2006-95).

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While your Policy is in force, increases due to investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a MEC, as described below, a loan received under your Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance.”)

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), as a general rule, the proceeds from a surrender or withdrawal will be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. Dividends, whether paid in cash, applied to the Policy, used to purchase additional insurance or used to pay premiums, are taxed as withdrawals with a resulting reduction in basis. However, the reduction in the basis of the Policy is offset by a corresponding increase in basis when the dividend is applied to the Policy and not paid in cash. In certain circumstances, a withdrawal of Cash Value during the first 15

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Policy Years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy terminates by any method other than death, the loan will be repaid from the Cash Value of the Policy, and the total Cash Value, including the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to the extended term insurance, the loan will be repaid from Cash Value of the Policy and the loan repayment will be treated as income and taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Owners can face what is called the “surrender squeeze”. The surrender squeeze occurs when the unborrowed value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or it would be added to the Policy loan, causing the Policy to terminate and any income tax due on the loan amount to be payable with other assets of the Owner.

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy or an annuity contract covering the same Insured (or, in the case of joint life insurance, covering the Insureds or a surviving Insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2008 may only be exchanged for life insurance policies using 2001 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on gain-first basis).

Ownership of a Policy may be transferred to a new owner and is taxable to the extent the sales proceeds exceed the basis of the Policy. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. The death benefit of a policy in excess of the basis also may become taxable as a result of a transfer, unless the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer. You should seek qualified tax advice if you plan a transfer of ownership.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of the Policies may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Although the term ‘net investment income’ does not specifically refer to life insurance, there is a possibility that it could be construed to include transfers of and/or distributions from life insurance, to the extent they are taxable.

Modified Endowment Contracts (MEC)    A Policy may be classified as a MEC if the cumulative premiums paid at any time during the first seven Policy Years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a MEC unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy Year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured, if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy Years after entering into the Policy (or within seven years after a material change) or, in the case of joint life Policies, the lifetime of either Insured, for example, by requesting a decrease in the amount of insurance coverage, by making a withdrawal, by taking any other action resulting in a surrender of Cash Value to you according to the terms of your Policy, by electing the fixed-paid up option, if available, under your Policy or, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. A life insurance policy which is received in exchange for a MEC will also be considered a MEC.

If a Policy is a MEC, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy. Distributions taken within the two-year period

Variable CompLife® Prospectus

prior to the Policy becoming a MEC may also be taxed under the MEC tax rules. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate and Generation Skipping Taxes    The amount of the Death Benefit will generally be includible in the Owner’s estate for federal estate tax purposes and any applicable state inheritance tax. If your Policy is a joint life Policy, the Life Insurance Benefit will be includible in the Owner’s estate if the second of the Insureds to die owns the Policy, and the fair market value of the Policy will be includible in the Owner’s estate if the Owner is not the last surviving Insured. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of a Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

During 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is subject to a $1million exemption amount and a 35% maximum rate. Unless these rules are extended or made permanent, they will be sunsetted or repealed in 2011 and the rules in effect in 2001 ($1 million exclusion amount and 50% maximum tax rate) will be reinstated.

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Policy or Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) of the Code disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the Insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $100,000 annually (increased for cost of living after 2006) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer.

The IRS ruled privately in 2009 that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

IRS Notice 2007-61 has established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Policy Split Right    If your Policy is a joint life Policy, your Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the estate tax rate. The exchange must be made while both Insureds are alive (and neither Insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the

Variable CompLife® Prospectus

enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. IRS Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

The Treasury and IRS regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. The effective date of these rules was December 31, 2008. Congress is also considering limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Notice 2005-25 provides a safe harbor formula for valuing variable life insurance under which the value is the greater of the interpolated terminal reserve or the cash value (adjusted by a surrender factor for policies distributed from qualified plans), both increased by a pro rata portion of the estimated dividends for the Policy Year. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Taxpayers are required by regulation to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Variable CompLife® Prospectus

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy, and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sold the Policy is 40% of the premium paid during the first Policy Year; 6% of the premium paid in Policy Years 2-10; and 2.75% of Premium Payments thereafter. We may pay new registered representatives differently during a training period. The entire amount of the sales commissions is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

Glossary of Terms

ADDITIONAL PROTECTION

The additional coverage provided by the Policy, guaranteed for a certain number of years provided Premium Payments are made when due and dividends are used to increase Policy Value.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH VALUE

The amount available in cash if the Policy is surrendered.

DATE OF ISSUE

The date on which insurance coverage takes effect as shown in the Policy.

DEATH BENEFIT

The gross amount payable to the Beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Fund is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Variable CompLife® Prospectus

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INSURED

The person named as the Insured on the application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The Insured’s age on his or her birthday nearest the Policy Date.

MEC

Modified endowment contract as described in section 7702A of the Internal Revenue Code.

NET PREMIUM

The amount of Premium Payment remaining after premium charges have been deducted.

NETWORK OFFICE

A principal office of a general agent of the Company.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown in the Policy from which the following are computed, among other things:

1. Policy Year;

2. Policy Anniversary;

3. the Issue Age of Insured; and

4. the Attained Age of the Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY VALUE

The sum of Invested Assets and Policy Debt, and excluding any cash value of variable paid-up insurance.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction charges.

PROJECTED INSURANCE AMOUNT

An estimated annual amount of insurance that assumes a 4% interest rate on invested amounts.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account.

Variable CompLife® Prospectus

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference in this prospectus, and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-424-2609. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable CompLife® Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and cash surrender value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

Variable CompLife® Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

VARIABLE COMPLIFE®

An individual scheduled premium Variable Whole Life Policy that combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design (the “Policy”).

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

We no longer issue the Policy described in this Statement of Additional Information. The Policies we currently offer are described in separate Prospectuses and Statements of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements, and should be read in conjunction with, the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling telephone number 1-866-424-2609.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in net assets for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (“the Account”), and the related notes to the financial statements and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2009, are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

1351959-VCL

DISTRIBUTION OF THE POLICY

The Policy is offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2009	$27,055,697
2008	$43,654,229
2007	$56,984,188

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2009, that are incorporated by reference in this Statement of Additional Information, and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2009, and for the year then ended are hereby incorporated by reference to Form N-30B-2 for the Account, File No. 811-3989, filed on March 11, 2010. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling 1-866-464-3800.

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policy.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2009	2008
Assets:
Bonds	$91,004	$79,314
Mortgage loans	21,024	21,677
Policy loans	13,717	12,884
Common and preferred stocks	5,918	5,744
Real estate	1,582	1,528
Other investments	8,587	9,185
Cash and temporary investments	2,610	4,807

Total investments	144,442	135,139

Due and accrued investment income	1,632	1,498
Income taxes recoverable	—	73
Net deferred tax assets	2,359	2,696
Deferred premium and other assets	2,403	2,361
Separate account assets	16,344	13,387

Total assets	$167,180	$155,154

Liabilities and Surplus:
Reserves for policy benefits	$125,025	$117,954
Policyowner dividends payable	4,730	4,555
Interest maintenance reserve	519	192
Asset valuation reserve	1,843	1,023
Income taxes payable	288	—
Other liabilities	6,028	5,642
Separate account liabilities	16,344	13,387

Total liabilities	154,777	142,753

Surplus	12,403	12,401

Total liabilities and surplus	$167,180	$155,154

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2009	2008	2007
Revenue:
Premiums	$13,062	$13,551	$13,242
Net investment income	7,772	7,835	7,568
Other income	532	537	545

Total revenue	21,366	21,923	21,355

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	6,807	6,071	5,544
Net additions to policy benefit reserves	7,178	8,491	7,904
Net transfers to (from) separate accounts	(40)	(102)	484

Total benefits	13,945	14,460	13,932

Commissions and operating expenses	2,189	2,070	2,009

Total benefits and expenses	16,134	16,530	15,941

Gain from operations before dividends and taxes	5,232	5,393	5,414

Policyowner dividends	4,715	4,547	5,012

Gain from operations before taxes	517	846	402
Income tax expense (benefit)	42	(304)	21

Net gain from operations	475	1,150	381
Net realized capital gains (losses)	(154)	(667)	619

Net income	$321	$483	$1,000

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2009	2008	2007

Beginning of year balance	$12,401	$12,106	$11,684

Net income	321	483	1,000

Change in net unrealized capital gains (losses)	503	(3,483)	(12)

Change in net deferred tax assets	(204)	(20)	165

Change in nonadmitted assets and other	141	(178)	(137)

Change in asset valuation reserve	(820)	2,664	(594)

Change in accounting principle	61	829	—

Net increase in surplus	2	295	422

End of year balance	$12,403	$12,401	$12,106

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2009	2008	2007

Cash flows from operating activities:
Premiums and other income received	$9,264	$9,379	$9,495
Investment income received	7,779	7,838	7,424
Benefit payments to policyowners and beneficiaries	(7,122)	(6,442)	(5,904)
Net transfers from (to) separate accounts	66	121	(474)
Commissions, expenses and taxes paid	(1,644)	(2,115)	(2,148)

Net cash provided by operating activities	8,343	8,781	8,393

Cash flows from investing activities:
Proceeds from investments sold or matured:

Bonds	41,409	42,698	64,980
Common and preferred stocks	9,057	5,527	6,099
Mortgage loans	2,058	1,811	2,940
Real estate	460	199	177
Other investments	825	1,669	1,175

	53,809	51,904	75,371

Cost of investments acquired:
Bonds	53,306	46,592	70,890
Common and preferred stocks	7,408	5,121	5,594
Mortgage loans	1,411	2,659	4,422
Real estate	250	118	151
Other investments	1,658	2,712	2,401

	64,033	57,202	83,458

Disbursement of policy loans, net of repayments	834	1,087	802

Net cash applied to investing activities	(11,058)	(6,385)	(8,889)

Cash flows from financing and miscellaneous sources:
Net inflows (outflows) on deposit-type contracts	(20)	(84)	235
Other cash provided (applied)	538	(52)	(77)

Net cash provided by (applied to) financing and miscellaneous sources:	518	(136)	158

Net increase (decrease) in cash and temporary investments	(2,197)	2,260	(338)

Cash and temporary investments, beginning of year	4,807	2,547	2,885

Cash and temporary investments, end of year	$2,610	$4,807	$2,547

The accompanying notes are an integral part of these financial statements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

During 2008, the Company adopted permitted practices regarding valuation of net deferred tax assets (see Note 10) and equity method accounting for the Company’s investment in Frank Russell Company common stock (see Note 11). Additionally, the Company was previously granted a permitted practice by the OCI regarding valuation of its oil and gas investments (see Note 3).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance. Policy loans earn interest at either a fixed rate established at the time the loan is requested by the policyowner or at a variable rate which is reset annually, with annual interest rates ranging from 5.00% to 8.00% for loans outstanding at December 31, 2009. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined with reference to the interest rate charged on the policy loan (“direct recognition method”). As a result, the Company considers the unpaid principal balance to approximate fair value for policy loans.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, including a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in fixed rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts and Note 8 for more information about the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows. The Company’s annual declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

dividends to be paid to policyowners as a group in the subsequent fiscal year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statement of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Accrued investment income more than 90 days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statement of changes in surplus. Accruals of investment income for securities that have been determined to be other-than-temporarily impaired are generally suspended. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends and distributions paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments and interest costs associated with securities lending. See Note 3 for more information regarding net investment income.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $44 million and $43 million at December 31, 2009 and 2008, respectively, are included in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $171 million and $143 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for IT equipment and software totaled $83 million, $79 million and $79 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $6 million and $6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary investment impairments.

Unrealized capital gains and losses primarily represent changes in the fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also included in changes in unrealized capital gains and losses. See Note 3 for more information regarding unrealized capital gains and losses.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain investments are excluded from assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2009 through February 15, 2010, the date these consolidated financial statements were available to be issued. Based on this evaluation, certain events subsequent to December 31, 2009 have been disclosed (see Note 9 and Note 11). None of these subsequent events required adjustment to the consolidated financial statements at December 31, 2009 or for the periods then ended.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office (“SVO”) of the NAIC are reported at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective method to adjust net investment income for changes in the estimated yield to maturity.

The statutory basis of accounting permits fair value disclosures for bonds to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. Disclosure of fair value for bonds at December 31, 2009 is primarily based on independent pricing services or internally developed pricing models utilizing observable market data. At December 31, 2008 the fair value of bonds was based primarily on values published by the SVO. In the absence of SVO-published values at December 31, 2008, fair value was based on independent pricing services or internally developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

Statement value and fair value of bonds at December 31, 2009 and 2008, summarized by asset categories required in the NAIC Annual Statement, were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

December 31, 2009	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$8,667	$178	$(411)	$8,434
States, territories and possessions	1,019	33	(65)	987
Special revenue and assessments	14,786	611	(39)	15,358
All foreign governments	1,219	123	(2)	1,340
Hybrid securities	383	22	(28)	377
Industrial and miscellaneous	64,930	3,017	(1,875)	66,072

Total bonds	$91,004	$3,984	$(2,420)	$92,568

December 31, 2008	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,795	$1,555	$(4)	$9,346
States, territories and possessions	463	61	(7)	517
Special revenue and assessments	13,084	454	(44)	13,494
All foreign governments	1,313	319	—	1,632
Hybrid securities	442	4	(122)	324
Industrial and miscellaneous	56,217	656	(7,450)	49,423

Total bonds	$79,314	$3,049	$(7,627)	$74,736

As of December 31, 2009, U.S. Government securities were in a net unrealized loss position of $233 million, compared to a net unrealized gain of $1.5 billion at December 31, 2008. The fair value of these securities reflects the relationship between the stated interest rate on the bonds held by the Company and current market yields. This relationship was impacted by rising market yields on U.S. Government securities during 2009, as well as sales by the Company of certain holdings with above market interest rates and purchases of new bonds with lower market yields. Industrial and miscellaneous corporate bonds were in a net unrealized gain position of $1.1 billion as of December 31, 2009 compared to a net unrealized loss of $6.8 billion as of December 31, 2008, primarily the result of historically high market credit spreads as of December 31, 2008, and the significant narrowing of those spreads during 2009.

Based on statement value, 90% and 89% of the Company’s bond portfolio was rated as investment-grade (i.e., rated “1” or “2” by the SVO) at December 31, 2009 and 2008, respectively. As of December 31, 2009, the Company held below investment grade bonds with a statement value of $2.0 billion that were previously classified as investment grade as of December 31, 2008 (“downgrades”). During 2009, the aggregate fair value of these bonds increased by $174 million. At December 31, 2009, the Company held bonds with an aggregate statement value of $199 million that were re-rated as investment grade at that date, but had been rated as below investment grade at December 31, 2008 (“upgrades”). During 2009, the aggregate fair value of these bonds increased by $48 million. These changes in fair value included both changes in the credit circumstances of the individual issuer as well as the general narrowing of credit spreads during 2009.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Statement value of bonds by NAIC rating category at December 31, 2009 and 2008 were as follows:

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$8,667	$—	$—	$—	$—	$—	$8,667
States, territories and possessions	935	84	—	—	—	—	1,019
Special revenue and assessments	14,786	—	—	—	—	—	14,786
All foreign governments	1,146	73	—	—	—	—	1,219
Hybrid securities	249	93	26	10	—	5	383
Industrial and miscellaneous	30,525	25,465	3,821	2,849	2,093	177	64,930

Total bonds	$56,308	$25,715	$3,847	$2,859	$2,093	$182	$91,004

December 31, 2008	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,795	$—	$—	$—	$—	$—	$7,795
States, territories and possessions	363	100	—	—	—	—	463
Special revenue and assessments	12,904	180	—	—	—	—	13,084
All foreign governments	1,224	89	—	—	—	—	1,313
Hybrid securities	372	65	5	—	—	—	442
Industrial and miscellaneous	26,059	21,211	3,820	3,308	1,684	135	56,217

Total bonds	$48,717	$21,645	$3,825	$3,308	$1,684	$135	$79,314

Statement value and fair value of bonds by contractual maturity at December 31, 2009 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$2,249	$2,291
Due after one year through five years	16,916	17,498
Due after five years through ten years	28,145	29,147
Due after ten years	17,498	17,798

	64,808	66,734
Mortgage-backed and structured securities	26,196	25,834

Total	$91,004	$92,568

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The tables below summarize the composition of the Company’s investments in public and private mortgage-backed and other structured securities at December 31, 2009 and 2008. The investment grade designation is based on an NAIC rating of “1” or “2”. These ratings are subject to change based upon subsequent evaluations of credit quality by the SVO or other rating agencies. On a statement value basis, 96% and 98% of the Company’s investments in these securities were rated as investment grade as of December 31, 2009 and 2008, respectively, with a significant concentration in residential mortgage-backed securities issued by government agencies. The decrease in the investment grade percentage is primarily attributable to downgrades of certain CMBS holdings during 2009.

December 31, 2009	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential Mortgage-Backed:
Government Agencies	$15,835	$16,455	$1	$1	$15,836	$16,456
Other Prime	1,730	1,711	22	20	1,752	1,731
Other Below-prime	495	442	147	111	642	553

Commercial Mortgage-Backed:
Government Agencies	491	480	—	—	491	480
Conduit	2,447	2,251	328	143	2,775	2,394
Re-REMIC	304	208	142	20	446	228
Collateralized Debt Obligations	118	60	161	24	279	84
Other Commercial Mortgage-Backed	61	62	9	7	70	69

Other Asset-Backed	3,682	3,760	223	79	3,905	3,839

Total Structured Securities	$25,163	$25,429	$1,033	$405	$26,196	$25,834

December 31, 2008	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential Mortgage-Backed:
Government Agencies	$13,280	$13,750	$—	$—	$13,280	$13,750
Other Prime	1,806	1,650	—	—	1,806	1,650
Other Below-prime	641	532	198	118	839	650

Commercial Mortgage-Backed:
Government Agencies	323	329	—	—	323	329
Conduit	2,316	1,625	33	14	2,349	1,639
Re-REMIC	280	77	61	5	341	82
Collateralized Debt Obligations	272	89	40	6	312	95
Other Commercial Mortgage-Backed	238	146	18	3	256	149

Other Asset-Backed	3,767	3,391	70	33	3,837	3,424

Total Structured Securities	$22,923	$21,589	$420	$179	$23,343	$21,768

Mortgage-backed securities issued by government agencies experienced favorable movements in fair value relative to statement value during 2009 and 2008 due to declining market yields for such securities. Narrower credit spreads during 2009 on securities not backed by the U.S. government resulted in a recovery of a portion of the market value declines for other mortgage-backed and structured securities that had occurred in 2008. Other asset-backed securities shown above are primarily backed by credit card and automobile loans.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who generally have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain mortgage-backed and structured securities that include exposure to sub-prime and other below-prime mortgage loans. These investments are included in bonds in the consolidated statement of financial position and generally reported at amortized cost, less any valuation adjustments. At December 31, 2009 and 2008, the statement value of sub-prime investments was $1 million and $8 million, respectively, and the statement value of Alt-A and other below-prime investments was $641 million and $831 million, respectively. At December 31, 2009 and 2008, the fair value of sub-prime investments was $1 million and $2 million, respectively, and the fair value of Alt-A and other below-prime investments was $552 million and $648 million, respectively. Of the Alt-A and other below-prime investments held by the Company at December 31, 2009 and 2008, 77% and 76%, respectively, were rated as investment-grade.

As of December 31, 2009 and 2008, 84% and 96%, respectively, of the Company’s commercial mortgage-backed securities were rated as investment grade. Statement values of these securities by NAIC rating category and year of origination at December 31, 2009 and 2008 were as follows:

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)

2009	$360	$—	$—	$—	$—	$—	$360
2008	10	—	—	—	—	—	10
2007	297	147	106	90	26	2	668
2006	611	54	53	87	12	—	817
2005	445	79	48	44	20	1	637
2004 & prior	1,250	168	100	43	8	—	1,569

Total	$2,973	$448	$307	$264	$66	$3	$4,061

December 31, 2008	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)

2007	$677	$58	$14	$—	$—	$—	$749
2006	849	44	10	18	2	—	923
2005	434	119	7	21	19	—	600
2004	197	70	4	19	—	—	290
2003 & prior	804	177	14	24	—	—	1,019

Total	$2,961	$468	$49	$82	$21	$—	$3,581

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method. See Note 14 for more

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

information regarding the fair value of the Company’s investments in mortgage loans.

The maximum and minimum interest rates for mortgage loans originated during 2009 were 8.5% and 5.2%, respectively, while these rates during 2008 were 7.0% and 4.8%, respectively. The aggregate ratio of amounts loaned to the fair value of collateral for mortgage loans originated during 2009 and 2008 was 58% and 63%, respectively, with a maximum of 100% for any single loan during each of 2009 and 2008. Loans with a 100% loan-to-value are made on a very limited basis and represent construction loans on build-to-suit properties, structured to be refinanced upon completion with a loan-to-value between 50% to 70%. As of December 31, 2009 and 2008, the aggregate weighted-average loan-to-value ratio for the mortgage loan portfolio was 72% and 66%, respectively. The increase in the aggregate loan-to-value ratio during 2009, as shown in the table following, is primarily the result of declining fair values for the underlying collateral, based on current appraisals performed by the Company.

Fair value of the collateral securing the Company’s commercial mortgage loan portfolio is evaluated at least annually by the Company’s real estate professionals. More frequent evaluations are performed as necessary in the event of changes in the market capitalization rates, borrower financial strength and/or property performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements, adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, are also factored into fair value estimates. Private market transactions and public market alternatives are considered in determining market capitalization rates.

The aggregate ratios of amounts loaned to fair value of collateral for mortgage loans by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$633	$1,353	$3,448	$1,008	$6,442
Office	733	2,303	1,901	531	5,468
Retail	387	2,173	2,496	249	5,305
Warehouse/Industrial	97	754	1,130	787	2,768
Other	101	246	602	92	1,041

Total	$1,951	$6,829	$9,577	$2,667	$21,024

December 31, 2008	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$818	$2,841	$2,662	$993	$7,314
Office	1,622	2,124	1,615	207	5,568
Retail	775	2,730	1,100	297	4,902
Warehouse/Industrial	296	868	1,205	400	2,769
Other	183	649	180	112	1,124

Total	$3,694	$9,212	$6,762	$2,009	$21,677

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The statement value of mortgage loans by contractual maturity at December 31, 2009 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
Due in one year or less	$1,291
Due after one year through two years	1,429
Due after two years through five years	6,752
Due after five years through eight years	6,325
Due after eight years	5,227

$21,024

The geographic diversification of the Company’s mortgage loans by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,068	$364	$1,520	$2,490	$—	$6,442
Office	1,932	623	1,089	1,824	—	5,468
Retail	1,635	670	1,270	1,688	42	5,305
Warehouse/Industrial	467	491	528	1,282	—	2,768
Other	154	244	400	243	—	1,041

Total	$6,256	$2,392	$4,807	$7,527	$42	$21,024

December 31, 2008	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,547	$546	$1,620	$2,601	$—	$7,314
Office	1,892	653	1,109	1,914	—	5,568
Retail	1,440	437	1,258	1,723	44	4,902
Warehouse/Industrial	461	479	511	1,318	—	2,769
Other	141	244	486	253	—	1,124

Total	$6,481	$2,359	$4,984	$7,809	$44	$21,677

Common and Preferred Stocks

Common stocks are generally reported at fair value. The statutory basis of accounting permits fair value for common stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. At December 31, 2009, fair value was based primarily on quoted market prices. For private common stocks without quoted market prices, fair value at December 31, 2009 is based upon internally developed pricing models that utilize observable market data (public comparables), external pricing sources (sponsor valuations) and cash flow modeling. At December 31, 2008, the fair value of common stocks was primarily based on values published by the SVO and quoted market prices. When SVO-published values or quoted market prices were not used at December 31, 2008, fair value was based on internally developed pricing models. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding statement value of the Company’s investment in Frank Russell Company common stock. See Note 14 for more information regarding the fair value of the Company’s investments in common stock.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The statutory basis of accounting permits fair value for preferred stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. At December 31, 2009, fair value was based primarily on internally developed pricing models. At December 31, 2008, the fair value of preferred stocks was based primarily upon values published by the SVO. In the absence of SVO-published values at December 31, 2008, fair value was based primarily upon internally developed pricing models. See Note 11 regarding statement value of the Company’s investments in Frank Russell Company preferred stock. See Note 14 for more information regarding the fair value of the Company’s investments in preferred stock.

When necessary, valuation adjustments are made for preferred stocks with SVO ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for declines in value considered to be other-than-temporary are reported as realized capital losses.

Real Estate

Real estate investments are reported at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements, using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is based primarily on the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties).

The geographic diversification of the Company’s investments in real estate by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$255	$94	$35	$160	$544
Office	83	414	127	140	764
Warehouse/Industrial	12	—	49	170	231
Other	27	—	16	—	43

Total	$377	$508	$227	$470	$1,582

December 31, 2008	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$277	$40	$27	$294	$638
Office	72	402	136	26	636
Warehouse/Industrial	12	—	54	172	238
Other	—	—	16	—	16

Total	$361	$442	$233	$492	$1,528

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The Company’s home office properties are included in Midwest Office investments in the table above, and have an aggregate statement value of $263 million and $245 million at December 31, 2009 and 2008, respectively.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. The partnerships, real estate joint ventures and limited liability companies are reported using the statutory equity method of accounting. The unconsolidated non-insurance subsidiaries are recorded based on their audited GAAP equity. These subsidiaries primarily invest in public and private equity securities, investment grade municipal bonds and real estate joint ventures.

Statement value of other investments as of December 31, 2009 and 2008 were as follows:

	For the year ended December 31,
Asset type	2009	2008
	(in millions)

Unconsolidated non-insurance subsidiaries	$4,721	$4,673
Partnerships and LLCs	2,800	3,116
Low income housing tax credit properties	545	576
Leveraged leases	318	331
Derivative instruments	14	80
Due on sale of securities	53	162
Oil and gas investments	74	107
Other	62	140

Total	$8,587	$9,185

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This method is permitted by the OCI. The Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 regarding the Company’s use of derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds	$4,932	$4,821	$4,535
Mortgage loans	1,356	1,334	1,306
Policy loans	976	876	821
Common and preferred stocks	178	214	331
Real estate	231	263	270
Derivative instruments	19	—	—

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Other investments	432	770	898
Amortization of IMR	39	35	29

Gross investment income	8,163	8,313	8,190
Less: investment expenses	391	478	622

Net investment income	$7,772	$7,835	$7,568

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31, 2009			For the year ended December 31, 2008			For the year ended December 31, 2007
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)			(in millions)			(in millions)
Bonds	$1,397	$(1,412)	$(15)	$518	$(1,757)	$(1,239)	$465	$(327)	$138
Common and preferred stocks	1,101	(695)	406	773	(1,342)	(569)	1,415	(246)	1,169
Mortgage loans	—	(8)	(8)	—	(2)	(2)	—	(10)	(10)
Real estate	232	(17)	215	82	(4)	78	65	—	65
Other investments	897	(1,402)	(505)	1,416	(1,205)	211	306	(568)	(262)

Subtotal	$3,627	$(3,534)	93	$2,789	$(4,310)	(1,521)	$2,251	$(1,151)	1,100

Less: IMR gains (losses)			563			(705)			144

Less: Capital gains taxes (benefit)			(316)			(149)			337

Net realized capital gains (losses)			$(154)			$(667)			$619

Realized gains and losses on bonds and common and preferred stock are the result of normal trading activity undertaken to execute the Company’s overall portfolio management strategy including asset/liability duration management, sector exposure, total return and tax optimization, as well as valuation adjustments resulting from the Company’s determination of other-than-temporary-impairments, as discussed below. Realized gains and losses for other investments are primarily due to derivative transactions, predominantly from foreign currency futures and equity futures (see Note 4). During 2009, 2008 and 2007, realized losses of $175 million, $156 million and $5 million, respectively, were attributable to the sale of bonds with significant declines in credit quality. Proceeds from the sale of bond investments totaled $32 billion, $34 billion and $56 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

Changes in net unrealized capital gains and losses for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds	$117	$(356)	$98
Common and preferred stocks	903	(3,604)	(367)
Other investments	(316)	(831)	178

	704	(4,791)	(91)

Change in deferred taxes	(201)	1,308	79

Change in net unrealized capital gains (losses)	$503	$(3,483)	$(12)

The fluctuations in net unrealized capital gains/(losses) during 2009 and 2008 were due primarily to the declines in the fair value of common stocks and other investments during 2008 that

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

management considered to be temporary, some of which have since recovered value with the market rebound during 2009. Net unrealized capital losses included unrealized losses of ($311) million, ($460) million and ($386) million for the years ended December 31, 2009, 2008 and 2007, respectively, related to distributions made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries are reported as unrealized under the equity method of accounting until distributed to the Company, at which time net investment income is recognized and the previously unrealized net gains are reversed.

Changes in net unrealized capital gains (losses) also included valuation adjustments for declines in the fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2009 and 2008 were as follows:

	December 31, 2009
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$16,596	$15,854	$(742)	$9,415	$7,550	$(1,865)
Common and preferred stocks	1,396	1,249	(147)	1,109	813	(296)

Total	$17,992	$17,103	$(889)	$10,524	$8,363	$(2,161)

	December 31, 2008
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$29,909	$26,205	$(3,704)	$16,589	$12,454	$(4,135)
Common and preferred stocks	3,326	2,391	(935)	1,048	610	(438)

Total	$33,235	$28,596	$(4,639)	$17,637	$13,064	$(4,573)

At December 31, 2009 and 2008, $1.2 billion and $1.6 billion, respectively, of the unrealized loss related to declines for greater than 12 months were related to structured securities, primarily CMBS. At December 31, 2009, the unrealized loss on bonds for which fair value had temporarily declined and remained below cost, decreased due primarily to market credit spreads narrowing from the historically high levels at December 31, 2008. These bonds are current on interest and principal payments and are otherwise performing according to their contractual terms. Based on the review process described below, management considers these declines in fair value, as well as the declines in fair value of common and preferred stocks, to be temporary based on existing facts and circumstances. Changes in the fair value of common stocks are reflected in surplus through unrealized gains/losses as a result of being reported at fair value in the financial statements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Impairments

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in fair value is other-than-temporary include: (1) the duration and extent to which fair value has been less than cost, (2) the financial condition and near-term financial prospects of the issuer and (3) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value.

For fixed income securities, emphasis is placed on evaluating the issuer’s ability to service all contractual interest and principal payments and the Company’s ability and intent to hold the security until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold a security considers broad portfolio management objectives such as asset/liability duration management and issuer and industry segment exposures.

For equity securities, greater weight and consideration is given to the duration and extent of a decline in fair value and the likelihood that the fair value of the security will recover. An investment in real estate is evaluated for an-other-than temporary impairment when the fair value of the property is lower than its depreciated cost. Fixed income securities (excluding structured securities, as described below), real estate and other investments that are determined to have an other-than-temporary impairment are written down to fair value. Mortgage loans determined to have an other-than-temporary impairment are written down to net realizable value based on appraisal of the collateral property.

Effective January 1, 2008, the Company adopted Statement of Statutory Accounting Principle No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 – Loan Backed and Structured Securities (“SSAP 98”). SSAP 98 required that valuation adjustments for other-than-temporary impairment of loan-backed and structured securities be based on fair value. Previous statutory accounting guidance required that such valuation adjustments be based on undiscounted future cash flows. SSAP 98 was adopted prospectively at January 1, 2008 and resulted in $90 million of additional realized capital losses during 2008 than would have been required under previous accounting guidance.

During 2009, the Company adopted Statement of Statutory Accounting Principle No. 43R, Loan Backed and Structured Securities (“SSAP 43R”). SSAP 43R superceded SSAP 98 and requires that valuation adjustments for other-than-temporary impairments of loan-backed and structured securities be based on fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted expected future cash flows of the security. The discount rate used would generally be either the effective yield at purchase or the effective yield immediately prior to the valuation adjustment. The adoption of SSAP 43R was effective September 30, 2009 and resulted in a cumulative increase to surplus of $61 million, representing the difference between other-than-temporary valuation adjustments measured using the discounted cash flow method required by SSAP 43R and the fair value measurement previously required by SSAP 98. This increase to surplus is reported as a change in accounting principle in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Realized capital losses recognized due to declines in fair value of investments that were

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

considered to be other-than-temporary for the years ended December 31, 2009, 2008 and 2007 were $749 million, $960 million and $156 million, respectively, with details by asset class and sector as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds, common and preferred stocks:

Financial services	$(69)	$(366)	$(26)
Structured securities	(166)	(157)	(1)
Energy	(25)	(98)	(31)
Consumer discretionary	(133)	(82)	(3)
Health care	—	(41)	(14)
Industrials	(48)	(30)	(6)
Technology	(7)	(25)	(1)
Other	(74)	(53)	(2)

Subtotal	(522)	(852)	(84)

Other investments:
Real estate and RE funds	(151)	(88)	(46)
Energy holdings	(12)	(10)	—
Security partnerships	(52)	(10)	(26)
Derivatives	(4)	—	—
Mortgage loans	(8)	—	—

Subtotal	(227)	(108)	(72)

Total	$(749)	$(960)	$(156)

The $522 million in total valuation adjustments for bonds and stocks during 2009 was comprised of $449 million for bonds, $62 million for common stocks and $11 million for preferred stocks. The $166 million of structured securities valuation adjustments recorded during 2009 included $79 million of other collateralized debt obligations (“CDOs”), primarily backed by bank securities, and $62 million of commercial mortgage-backed securities (“CMBSs”), including CMBS CDOs.

During 2008 these valuation adjustments included $445 million for bonds, $231 million for common stocks, and $176 million for preferred stocks. The $157 million of valuation adjustments recorded against structured securities during 2008 was comprised of $63 million of CDOs and $94 million for CMBS, including CMBS CDOs.

Other-than-temporary valuation adjustments on loan-backed and structured securities for the year ended December 31, 2009, including the basis for the adjustment, were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Amortized Cost Basis Before Other-than- Temporary-Impairment	Other-than- Temporary Impairment Recognized in Loss	Fair Value
		(in millions)
Aggregate Intent to Sell	$—	$—	$—

Aggregate Intent & Ability to Hold	221	(86)	46

Total	$221	$(86)	$46

Loan-backed and structured securities for which the present value of expected cash flows was less than the amortized cost basis, thereby resulting in an other-than-temporary valuation adjustment at December 31, 2009, were as follows:

CUSIP	Book/Adj Carrying Value Amortized cost before current period OTTI	Present Value of Projected Cash Flows	Recognized other-than- temporary impairment	Amortized cost after other-than- temporary impairment	Fair Value
		(in millions)

09774XBM3	$2	$3	$—	$3	$1
20846QDV7	7	7	—	7	7
61746WKA7	—	—	—	—	—
38373MAQ3	—	—	—	—	—
38374J7C4	3	3	—	3	2
46625M3T4	1	—	—	1	—
38373VMQ0	1	1	—	1	1
38374BSY0	5	4	—	5	2
74436JEH6	—	1	—	—	1
11777LAK7	1	2	—	1	—
15188RAE2	1	—	—	1	—
3622MSAH5	1	—	(1)	—	—
3622MSAJ1	—	—	—	—	—
47631WAE7	1	—	(1)	—	1
50177AAZ2	4	1	(3)	1	1
50179AAU1	1	1	(1)	1	2
61751XAP5	1	—	(1)	—	—
65105LAG5	2	—	(2)	—	—
65105YAF9	1	—	(1)	—	—
78466MAK0	1	—	(1)	—	—
83586WAL1	1	—	(1)	—	1
036510AD7	10	1	(9)	1	1
62475FAQ5	1	—	(1)	—	—
62475FAR3	1	—	(1)	—	—
62745FAU6	1	—	(1)	—	—
65106CAD1	3	—	(3)	—	—
894127AQ2	15	13	—	15	3
55291MAA1	28	20	(4)	23	6
55291MAB9	12	7	(3)	9	4
74042JAJ2	25	18	(5)	19	1
74042MAQ9	27	19	(3)	24	2
98885YAE9	10	1	(9)	1	—
61750WAF0	7	1	(6)	—	1
62475FAP7	2	—	(2)	—	—
62475FAN2	2	—	(2)	—	—
62475FAM4	4	—	(4)	—	—
36170UBB6	3	—	(3)	—	—
36170VAJ8	10	—	(10)	—	—
05951FAA2	13	10	(4)	10	8
74043AAL5	13	9	(4)	9	1
36170UBH3	—	—	—	—	—

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

36170UBK6	—	—	—	—	—
36170UBM2	—	—	—	—	—
36170UBP5	—	—	—	—	—
36170UBR1	—	—	—	—	—
36170UBT7	—	—	—	—	—
36170UBD2	—	—	—	—	—
36170UBF7	—	—	—	—	—

Total	$221	$122	$(86)	$135	$46

In addition to the realized losses above, $40 million, $77 million and $53 million of other-than-temporary valuation adjustments were recognized by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2009, 2008 and 2007, respectively. The decline in equity of these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains (losses) in the consolidated statement of changes in surplus.

Securities Lending

The Company has entered into securities lending agreements whereby certain general account investment securities are loaned to third parties, primarily major brokerage firms. At December 31, 2009 and 2008, the aggregate statement value of loaned securities was $2.9 billion and $2.5 billion, respectively, while the aggregate fair value of these loaned securities was $2.7 billion and $3.0 billion, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities to be held by the Company or a trustee.

At each of December 31, 2009 and 2008, securities lending collateral held by the Company of $2.9 billion, which is reported in the consolidated statement of financial position at amortized cost and included in cash and temporary investments, with the offsetting collateral liability of $2.9 billion included in other liabilities. These collateral assets included $2.3 billion and $2.8 billion, respectively, of collateral positions with open terms (i.e., positions for which the borrower may return the loaned security and request return of the collateral at any time), $400 million and $10 million, respectively, for collateral positions with terms of less than 30 days, $90 million and $0, respectively, for collateral positions with terms of less than 60 days and $100 million and $90 million, respectively, for collateral positions with terms exceeding 90 days. At each of December 31, 2009 and 2008, the aggregate fair value of all collateral positions was $2.9 billion.

In addition to the collateral held by the Company, additional non-cash collateral was held on the Company’s behalf by a trustee at December 31, 2009 and 2008 with initial loan values of $73 million and $219 million, respectively, and current fair values of $70 million and $208 million, respectively, and is not included in the consolidated statement of financial position.

The Company has also entered into securities lending arrangements for separate account investment securities, utilizing similar procedures and collateral requirements as those for general account loaned securities. At December 31, 2009 and 2008, the aggregate statement value of loaned securities held by the separate accounts was $85 million and $67 million, respectively.

Secured Funding Transaction

During 2009, the Company entered into a secured funding transaction, whereby certain mortgage-backed securities owned by the Company have been deposited in a trust and pledged under an indenture as part of a borrowing arrangement with an unrelated third party. At December 31,

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

2009, the aggregate statement value of the pledged securities was $2.1 billion while the aggregate fair value of those securities was $1.4 billion. During the duration of the indenture, these assets are restricted from being sold, substituted or otherwise accessed by the Company. This transaction is reported as a secured funding under Statement of Statutory Accounting Principles No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP 91R”), and as such these securities remain reported as bonds in the consolidated statement of financial position.

The proceeds to the Company of the funding transaction were $600 million, which is included in other liabilities in the consolidated statement of financial position at December 31, 2009. The related indenture requires substantially all cash flows from the pledged securities to be used to pay interest and principal on the funded balance. Interest on the outstanding principal balance accrues at an annual rate of 1-month LIBOR + 1.75%. Interest expense incurred during 2009 was less than $100,000.

As part of the transaction, the Company entered into an unconditional agreement to repurchase the pledged securities from the trust at market value on December 29, 2011. In the unlikely event that the outstanding principal, interest and other obligations on the secured borrowing transaction exceed the market value of the pledged securities, the repurchase will not be completed on that date. Instead, the market value will be recalculated and compared to the outstanding principal, interest and other obligations on the borrowing arrangement on the last monthly payment date of each quarter thereafter and the repurchase will be completed at market value on the first such payment date when the market value exceeds such obligations. If the repurchase has not been completed by the payment date for December 2013, it will be completed at the market value on that date. In any event, the proceeds of the repurchase will be applied to the borrowing obligations and upon satisfaction of such obligations the trust will be liquidated.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives that qualify for hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges that do not qualify for hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, including the risk being hedged, the derivative used in the hedge and the methodology for assessing hedge effectiveness, which must be measured on an ongoing basis over the life of the hedge. To qualify for hedge accounting, the hedge must be “highly effective,” meaning that the changes in the fair value of cash flows of the hedging instrument must be between 80-125% of the inverse of the corresponding changes in fair value or cash flows of the hedged risk.

Fair value is the amount that the Company would expect to receive or pay in an arms-length

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

settlement of the derivative contract as of the reporting date. The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internal pricing models. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as an unrealized capital gain or loss. Upon maturity or termination of the derivative contract, a realized capital gain or loss is recognized.

Additionally, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. Derivatives used for income generation purposes are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred for accounting purposes until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

Over-the-counter derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits. As of December 31, 2009 and 2008, the Company held $97 million and $118 million, respectively, of cash collateral under these agreements. The cash collateral is included in other assets in the consolidated statement of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral included in other liabilities.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting, with these instruments reported at amortized cost.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. The Company’s use of interest rate swaps qualifies for hedge accounting, with these instruments reported at amortized cost.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. Prior to 2009, the Company’s use of swaptions qualified for hedge accounting, with these instruments reported at amortized cost. During 2009, the Company elected to discontinue hedge accounting for these instruments, and as a result, these instruments are reported at fair value as of December 31, 2009. This change resulted in an unrealized capital gain of $26 million for the year ended December 31, 2009.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the currencies of two different countries at a specified exchange rate. The Company’s use of foreign currency swaps qualifies for hedge accounting. These instruments are reported at amortized cost, with the exception of changes in fair value due to fluctuations in market currency exchange rates. Foreign currency translation gain or loss is reported as an unrealized capital gain or loss until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting, with foreign currency translation gain or loss recorded as an adjustment to the cost basis of the hedged security. The Company held no positions in these instruments at December 31, 2009.

Commodity swaps are used to mitigate market risk for the anticipated sale of future oil or natural gas production. Commodity swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable energy commodity price and a specified fixed energy commodity price applied to the notional amount of the contract. The Company’s use of commodity swaps does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized gains or losses were recognized during 2009 on these contracts. Unrealized capital gains of $1 million were recognized during 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009.

Interest rate basis swaps are used to mitigate the basis risk for investments in variable interest rate preferred stocks. Interest rate basis swaps obligate the Company and a counterparty to exchange amounts based on the difference between the rates of return on two different reference indices applied to the notional amount of the contract. The Company’s use of interest rate basis swaps does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized gains or losses were recognized during 2009 on these contracts. Unrealized capital losses were less than $1 million during 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009 or 2008.

Fair Value Hedges:

Short fixed income futures are used to mitigate interest rate risk for investment in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $239 million and unrealized capital losses of

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

$239 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $19 million and unrealized capital losses of $13 million were recognized during 2009 and 2008, respectively, on these contracts.

Foreign currency futures are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency with a counterparty at a specified exchange rate at a future date. The Company’s use of foreign currency futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $73 million and unrealized capital losses of $73 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no direct positions in these instruments at December 31, 2009.

Short total return swaps are used to mitigate market risk for investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $8 million and unrealized capital losses of $9 million were recognized during 2009 and 2008, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in portfolios of common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $17 million and unrealized capital losses of $17 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized capital gains or losses were recognized during 2009 or 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009.

Equity collars are used to mitigate market risk for investments in specific common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on a specific equity security owned by the Company. The Company’s use of equity collars does

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of less than $1 million and unrealized capital gains of $1 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Credit default swaps that qualify for hedge accounting are reported at amortized cost. Swaps that do not qualify for hedge accounting are reported at fair value. Unrealized capital losses of $22 million and unrealized capital gains of $14 million were recognized during 2009 and 2008, respectively, on contracts that did not qualify for hedge accounting.

Replications:

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $1.7 billion and $3.5 billion during 2009 and 2008, respectively. Realized capital gains of $73 million and $274 million were recognized during 2009 and 2008, respectively, upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

Long total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Total return swaps are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $7 million and ($10) million during 2009 and 2008, respectively. Realized capital gains of $72 million and realized capital losses of $143 million were recognized during 2009 and 2008, respectively, on these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $0 and $248 million during 2009 and 2008, respectively. No realized gains or losses were recognized during 2009 on these contracts. Realized capital losses of $87 million were recognized during 2008 upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

Fixed income replications are used to replicate a bond investment through the use of cash market

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

instruments combined with written credit derivatives (single-name default swaps or index credit default swaps) and/or interest rate swaps. Fixed income replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $2 million during both 2009 and 2008. Realized capital gains of $11 million and realized capital losses of $39 million were recognized during 2009 and 2008, respectively, upon termination of these contracts.

The Company writes credit derivatives only for replication purposes and not as a participant in the credit insurance market. Single-name credit default swap (“CDS”) contracts replicate credit exposure to a specific entity and debt issue with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to purchase a notional amount of the reference obligation from the counterparty at par value. The Company is not aware of any credit events on outstanding CDS contracts at December 31, 2009. The maximum amounts that the Company could potentially be required to pay on CDS contracts as of both December 31, 2009 and 2008 was $10 million. The fair value of CDS contracts outstanding as of both December 31, 2009 and 2008 was less than $1 million. Index credit default swap (“CDX”) contracts replicate general corporate credit exposure in either investment-grade or high-yield markets with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to pay to the counterparty an amount equal to the affected entity’s proportion to the overall index applied to the notional amount of the contract. The Company did not have any open positions in CDX contracts as of December 31, 2009 and 2008.

Income Generation Transactions:

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a predetermined price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was ($11) million and ($1) million during 2009 and 2008, respectively. Realized capital losses of $3 million and realized capital gains of $2 million were recognized during 2009 and 2008, respectively, upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Effect on Financial Statements:

The Company’s use of derivatives impacts both the consolidated statement of financial position and the consolidated statement of operations. The effects on the consolidated statement of financial position at December 31, 2009 and 2008 were as follows:

	December 31, 2009			December 31, 2008
	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)

Derivatives designated as hedging instruments:
Interest rate contracts
Interest rate floors	$1,025	$13	$69	$1,175	$17	$130
Interest rate swaps	52	—	11	52	—	17
Swaptions	—	—	—	1,742	53	21
Foreign exchange contracts
Cross currency swaps	807	(86)	(55)	863	9	101
Foreign currency covers	—	—	—	2	—	2
Credit contracts
Credit default swaps	52	—	—	52	—	—

Total derivatives designated as hedging instruments	$1,936	$(73)	$25	$3,886	$79	$271

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	$150	$—	$(1)	$—	$—	$—
Swaptions	1,871	83	83	—	—	—
Fixed futures	—	—	—	7,274	—	—
Foreign exchange contracts
Foreign currency forwards	595	10	10	92	(8)	(8)
Foreign currency futures	—	—	—	1,299	—	—
Equity contracts
Equity total return swaps	71	1	1	586	(7)	(7)
Equity futures	—	—	—	552	—	—
Equity options	—	—	—	11	1	1
Credit contracts
Credit default swaps	224	(7)	(7)	264	15	15

Total derivatives not designated as hedging instruments	$2,911	$87	$86	$10,078	$1	$1

Total derivatives	$4,847	$14	$111	$13,964	$80	$272

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties, but do provide information regarding the volume of the Company’s derivative activity. The statement value of derivatives is included in other investments in the consolidated statement of financial position.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The effects on the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007 were as follows:

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives in fair value hedging relationships:
Credit contracts
Credit default swaps	Net realized capital gains (losses)	$—	$—	$—

Total derivatives in fair value hedging relationships		$—	$—	$—

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives in cash flow hedging relationships:
Interest rate contracts
Interest rate floors	Net realized capital gains (losses)	$—	$—	$—
Interest rate swaps	Net realized capital gains (losses)	—	2	—
Swaptions	Net realized capital gains (losses)	—	—	—
Foreign exchange contracts
Cross currency swaps	Net realized capital gains (losses)	(3)	—	(8)
Foreign currency covers	Net realized capital gains (losses)	—	—	—

Total derivatives in cash flow hedging relationships		$(3)	$2	$(8)

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	Net realized capital gains (losses)	$10	$(35)	$(3)
Swaptions	Net realized capital gains (losses)	—	—	—
Fixed futures	Net realized capital gains (losses)	50	137	(3)
Foreign exchange contracts
Foreign currency forwards	Net realized capital gains (losses)	(9)	131	(180)
Foreign currency futures	Net realized capital gains (losses)	(171)	194	—
Equity contracts
Equity total return swaps	Net realized capital gains (losses)	51	(36)	(28)
Equity futures	Net realized capital gains (losses)	(321)	(58)	(5)
Equity options	Net realized capital gains (losses)	(2)	2	—
Commodity Contracts
Natural gas/crude oil swaps	Net realized capital gains (losses)	—	4	1
Credit contracts
Credit default swaps	Net realized capital gains (losses)	10	11	2

Total derivatives not designated as hedging instruments		$(382)	$350	$(216)

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008
	(in millions)

Life insurance reserves	$111,534	$105,453
Annuity reserves and deposit liabilities	7,130	6,432
Disability and long-term care unpaid claims and claim reserves	3,938	3,744
Disability and long-term care active life reserves	2,423	2,325

Total reserves for policy benefits	$125,025	$117,954

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2009, the Company had $1.2 trillion of total life insurance in-force, including $4 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

As of January 1, 2009, the Company changed the valuation basis for waiver reserves on life insurance. This change decreased the policy benefit reserve for the waiver benefit by $67 million, which was reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009. In addition, the Company implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of life insurance deficiency reserves for term life policies issued in 2008 and 2007, resulting in an $8 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2009 and 2008, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2009	2008
	(in millions)

Subject to discretionary withdrawal
- with market value adjustment	$990	$801
- at book value less surrender charge of 5% or more	420	208
- at book value without adjustment	3,692	3,583
Not subject to discretionary withdrawal	2,028	1,840

Total	$7,130	$6,432

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.9 billion and $3.7 billion at December 31, 2009 and 2008, respectively. Changes in these reserves for the years ended December 31, 2009 and 2008 were as follows:

	For the year ended December 31,
	2009	2008
	(in millions)
Balance at January 1	$3,744	$3,612

Incurred related to:
Current year	551	472
Prior years	130	112

Total incurred	681	584

Paid related to:
Current year	(20)	(18)

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Prior years	(467)	(434)

Total paid	(487)	(452)

Balance at December 31	$3,938	$3,744

Changes in reserves for incurred claims related to prior years are generally the result of differences between actual and assumed claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2009 and 2008 were as follows:

	December 31, 2009		December 31, 2008
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$185	$70	$171	$72
Ordinary renewal	1,850	1,539	1,836	1,547

Total deferred and uncollected premiums	$2,035	$1,609	$2,007	$1,619

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2009 and 2008:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	December 31,
	2009	2008
	(in millions)
Subject to discretionary withdrawal	$13,524	$11,047
Not subject to discretionary withdrawal	2,609	2,160
Non-policy liabilities	211	180

Total separate account liabilities	$16,344	$13,387

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $18 million and $29 million attributable to GMDB at December 31, 2009 and 2008, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.2 billion, $1.4 billion and $1.7 billion during the years ended December 31, 2009, 2008 and 2007, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,319	$1,619	$1,866
Transfers from separate accounts	(1,359)	(1,721)	(1,382)

Net transfers to (from) separate accounts	$(40)	$(102)	$484

8.	Employee and Financial Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. In addition to these tax-qualified plans, the Company sponsors nonqualified plans, including plans that provide benefits to certain participants in excess of limits set by the Employee Retirement Income Security Act (“ERISA”) for the qualified plans. The Company’s funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $70 million and $35 million to the qualified employee retirement plan during the years ended December 31, 2009 and 2008, respectively, and expects to contribute $75 million in 2010.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees contribute a portion of the cost of the health plan. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company.

During 2009, the employee retirement health plan was amended to increase the participant portion of the cost of benefits. The effect of this amendment reduced the December 31, 2009 plan obligation by $5 million and reduced the 2009 expense by $3 million.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2009 and 2008, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)
Fair value of plan assets at January 1	$1,992	$2,741	$62	$89
Changes in plan assets:
Actual return on plan assets	419	(728)	13	(24)
Company contributions	70	35	—	—
Actual plan benefits paid	(63)	(56)	(6)	(3)

Fair value of plan assets at December 31	$2,418	$1,992	$69	$62

Projected benefit obligation at January 1	$2,368	$2,455	$269	$244
Changes in benefit obligation:
Service cost of benefits earned	83	90	25	29
Interest cost on projected obligations	147	147	16	14
Projected gross plan benefits paid	(73)	(65)	(16)	(14)
Projected Medicare Part D reimbursement	—	—	1	2
Experience losses (gains)	19	(259)	—	(6)
Plan amendments	—	—	(5)	—

Projected benefit obligation at December 31	$2,544	$2,368	$290	$269

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in public common stocks and a diversified mix of corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants. See Note 14 for information about the fair values of benefit plan assets within GASA.

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The plans’ target asset allocations and the actual allocation of the fair value of the plans’ ratable share of the GASA by asset class at December 31, 2009 and 2008 were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Target Allocation	Defined Benefit Plans		Postretirement Benefit Plans
		2009	2008	2009	2008

Bonds	40%	38%	36%	38%	36%
Equity securities	58%	59%	58%	59%	58%
Other investments	2%	3%	6%	3%	6%

Total assets	100%	100%	100%	100%	100%

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases. This method is consistent with the going concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was $2.2 billion and $2.0 billion at December 31, 2009 and 2008, respectively.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2009 and 2008 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)

PBO	$73	$60	$231	$228
ABO	43	35	—	—

The assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2009, 2008 and 2007 and for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2009	2008	2007	2009	2008	2007

Projected benefit obligation:

Discount rate	6.25%	6.25%	6.00%	6.25%	6.25%	6.00%
Annual increase in compensation	3.75%	3.75%	4.50%	3.75%	3.75%	4.50%

Net periodic benefit cost:

Discount rate	6.25%	6.00%	6.00%	6.25%	6.00%	6.00%
Annual increase in compensation	3.75%	4.50%	4.50%	3.75%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming a target allocation of plan assets among asset classes, with expected returns by asset class based on long-term historical returns for each asset class. Risk is assessed by evaluating long-term historical standard deviations and correlations between asset classes.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The PBO for postretirement benefits at December 31, 2009 assumed an annual increase in future retiree medical costs of 6.5%, grading down to 5% over three years and remaining level thereafter. At December 31, 2008 the comparable assumption was for an annual increase in future retiree medical costs of 7.0% grading down to 5% over four years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2009 by $32 million and net periodic postretirement benefit expense for the year ended December 31, 2009 by $6 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2009 and net periodic postretirement benefit expense for the year ended December 31, 2009 by the same amounts.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2009 and 2008:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)
Fair value of plan assets	$2,418	$1,992	$69	$62
Projected benefit obligation	2,544	2,368	290	269

Funded status	(126)	(376)	(221)	(207)

Unrecognized net experience losses	691	986	42	49
Unrecognized prior service cost	—	—	(5)	—
Unrecognized initial net asset	(516)	(544)	—	—
Additional minimum liability	(10)	(9)	—	—
Nonadmitted asset	(493)	(485)	—	—

Net pension liability	$(454)	$(428)	$(184)	$(158)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $10 million, $9 million and $13 million at December 31, 2009, 2008 and 2007, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statement of financial position.

The components of net periodic benefit cost for the years ended December 31, 2009, 2008 and 2007 were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Defined Benefit Plans			Postretirement Benefit Plans
	2009	2008	2007	2009	2008	2007
	(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$83	$90	$85	$25	$29	$27
Interest cost on projected obligations	147	147	136	16	15	12
Amortization of experience gains and losses	61	4	4	2	—	1
Amortization of initial net asset	(28)	—	—	—	—	—
Expected return on plan assets	(160)	(218)	(202)	(5)	(7)	(7)

Net periodic benefit cost	$103	$23	$23	$38	$37	$33

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2010 through 2019 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2010	$88	$17
2011	97	19
2012	107	22
2013	119	23
2014	131	26
2015-2019	896	174

Total	$1,438	$281

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2009, 2008 and 2007 the Company expensed total contributions to these plans of $30 million, $29 million and $28 million, respectively. The Company also sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002, but has maintained the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2009 and 2008 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)

Direct premium revenue	$13,910	$14,356	$14,007
Premiums ceded	(848)	(805)	(765)

Net premium revenue	$13,062	$13,551	$13,242

Direct benefit expense	$14,458	$15,027	$14,518
Benefits ceded	(513)	(567)	(586)

Net benefit expense	$13,945	$14,460	$13,932

In addition, the Company received $194 million, $184 million and $182 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this risk by dealing only with reinsurers that meet its financial strength standards, while adhering to concentration limits that would limit losses in the event of one or more reinsurer failures. Most significant reinsurance treaties contain financial protection provisions should a reinsurer’s credit rating fall below a prescribed level. There were no reinsurance recoverables at December 31, 2009 and 2008 that were considered by management to be uncollectible.

Subsequent to December 31, 2009, the Company agreed to recapture previously ceded long-term care insurance business from two unaffiliated reinsurers. The expected impact on the Company’s 2010 financial statements from these recapture transactions will be to increase investments and policy benefit reserves by $68 million and $100 million, respectively, with a resulting decrease in net income and surplus of $32 million at December 31, 2010 and for the year then ended. This financial statement impact represents the net compensation paid to these reinsurers upon recapture to forego expected future profits on the related long-term care insurance business.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Investment Management Company, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC
NM Pebble Valley, LLC	NM GP Holdings, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The major components of current income tax expense in the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Tax payable on ordinary income	$52	$97	$50
Tax credits	(43)	(122)	(110)
Increase (decrease) in contingent tax liabilities	33	(279)	81

Total current tax expense (benefit)	$42	$(304)	$21

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 9%, 91% and 16% for the years ended December 31, 2009, 2008 and 2007, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in non-admitted deferred tax assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company received federal tax refunds from the IRS of $454 million during the year ended December 31, 2009 and made payments to the IRS for federal income taxes of $72 million and $252 million during the years ended December 31, 2008 and 2007, respectively. Income taxes paid in 2009 and prior years of $989 million are available at December 31, 2009 for refund claims in the event of future tax losses. Due to limitations on the utilization of tax credits a significant portion of the tax credits available in 2009 were not utilized. Tax credit carryforwards at December 31, 2009 were $79 million.

Federal income tax returns for 2005 and prior years are closed as to further assessment of tax. Income taxes recoverable or payable in the consolidated statement of financial position represents taxes recoverable or payable at the respective reporting date, adjusted for an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

Changes in the amount of contingent tax liabilities for the year ended December 31, 2009 were as follows (in millions):

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Balance at January 1, 2009	$385

Additions based on tax positions related to the current year	—
Additions for tax positions of prior years	33
Reductions for tax positions of prior years	—

Balance at December 31, 2009	$418

Included in the balance at December 31, 2009 are $364 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2009, 2008 and 2007, the Company recognized $19 million, $(38) million and $34 million, respectively, in interest-related expense (benefit). The Company had $55 million and $35 million accrued for the payment of interest at December 31, 2009 and 2008, respectively.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$955	$925	$30
Investments	226	440	(214)
Policy benefit liabilities	1,645	1,645	—
Benefit plan obligations	495	444	51
Guaranty fund assessments	11	11	—
Nonadmitted assets	69	75	(6)
Other	159	111	48
Valuation adjustment	—	—	—

Adjusted gross deferred tax assets:	3,560	3,651	(91)

Nonadmitted deferred tax assets:	—	(74)	74

Admitted adjusted deferred tax assets	3,560	3,577	(17)

Deferred tax liabilities:
Premiums and other receivables	603	591	12
Investments	590	284	306
Other	8	6	2

Gross deferred tax liabilities	1,201	881	320

Net admitted adjusted gross deferred tax assets	$2,359	$2,696	$(337)

Adjusted gross deferred tax assets at December 31, 2009 included $3.4 billion of temporary differences that were ordinary in nature and $0.2 billion of temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2009 included $0.9 billion of temporary differences that were ordinary in nature and $0.3 billion of temporary differences that were capital in nature.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback and carryforward capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus.

On December 7, 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”) effective for

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

the years ending December 31, 2009 and 2010. SSAP 10R amends the calculation of admitted deferred tax assets (“DTA”) by extending the reversal period for carryforward of temporary differences from one year to three years and increasing the level of surplus limitation from 10% to 15%, provided the entity meets a minimum risk-based capital (“RBC”) level of 250%. Entities that do not meet that minimum RBC level must calculate their admitted DTA using the statutory guidance previously in effect. At December 31, 2009, the Company exceeded the minimum RBC level required to use the SSAP 10R DTA admissibility methodology.

SSAP 10R further requires that gross DTAs be reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the DTAs will not be realized. In management’s judgment, the Company’s gross deferred tax assets will likely be realized. Accordingly, no statutory valuation allowance has been recorded. At December 31, 2009, the Company’s gross deferred tax assets did not exceed the limit allowed under SSAP 10R. If the Company had not qualified to use the SSAP 10R DTA admissibility methodology, the Company’s gross deferred tax assets at December 31, 2009 would have exceeded the previous SSAP 10 limit by $544 million, which would have reduced surplus in the consolidated statement of financial position by $544 million at December 31, 2009, compared to the result under SSAP 10R. Of this amount, $544 million is ordinary in nature.

At December 31, 2008, the Company adopted a permitted practice related to the valuation of its net deferred tax assets. This permitted practice, which was effective through September 30, 2009, differed from the NAIC Accounting Practices and Procedures Manual in that it extended the reversal period for carryforward of temporary differences in Statement of Statutory Accounting Principles No. 10, Accounting for Income Taxes (“SSAP 10”), from one year to three years and increased the level of surplus limitation from 10% to 15%.

At December 31, 2008, the Company’s gross deferred tax assets exceeded this permitted practice limit by $74 million. If the Company had not received permission for this alternative accounting treatment, the Company’s gross deferred tax assets at December 31, 2008 would have exceeded the SSAP 10 limit by $844 million, which would have reduced surplus in the consolidated statement of financial position by $770 million at December 31, 2008 compared to the result under the permitted practice.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Significant components of the calculation of admitted deferred tax assets under SSAP 10R at December 31, 2009 were as follows:

	Ordinary	Capital	Total
	(in millions)
One year Reversal and 10% Surplus Limit:
Federal taxes recoverable from taxes paid in prior years	$894	$71	$965
DTA’s expected to be realized within one year	—	849	849
Remaining DTA’s to be offset against DTL’s	146	1,054	1,200

Three Year Reversal and 15% Surplus Limit:
Federal taxes recoverable from taxes paid in prior years	819	146	965
DTA’s expected to be realized within three years	—	1,466	1,466
Remaining DTA’s to be offset against DTL’s	71	1,058	1,129

Increased Amounts From Use of Three year Reversal and 15% Surplus Limit:
Deferred tax assets	—	—	—
Admitted assets	544	—	544
Surplus	544	—	544

Stautory Capital and Surplus:
10 percent of statutory capital and surplus			977
15 percent of statutory capital and surplus			1,466

Risk based Capital levels:
Total adjusted capital			16,611
Authorized control level			1,810

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in over 40 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

At the time of acquisition, the Company received permission from the OCI for a permitted practice regarding the valuation of its equity investment in Russell, whereby all GAAP acquisition goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off from the statutory cost basis of the acquisition as a direct reduction of Company surplus. During 2008, the Company received permission from the OCI to amend the original permitted practice to be in accordance with Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), using the statutory equity method based on Russell’s audited GAAP book equity, exclusive of any adjustment for Russell’s GAAP goodwill as would otherwise be required by SSAP 97. This new permitted practice was adopted as a change in accounting principle effective January 1, 2008 and resulted in an $829 million direct increase to surplus during the year ended December 31, 2008. At December 31, 2009 and 2008, the Company’s investment in Russell common stock was reported in common and preferred stocks in

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

the consolidated statement of financial position at $154 million and $67 million, respectively, compared with a fair value estimated by the Company of approximately $1.7 billion and $1 billion, respectively.

If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statement of financial position would have been lower by $746 million and $730 million at December 31, 2009 and December 31, 2008, respectively, and net income as reported in the consolidated statement of operations would have been lower by $16 million, $63 million and $63 million for the years ended December 31, 2009, 2008 and 2007, respectively.

During 2007, the Company received common stock dividends from Russell in the amount of $56 million, which was included in net investment income in the consolidated statement of operations. No common stock dividends were received from Russell during 2009 or 2008.

In July 2008, a subsidiary of the Company sold common stock representing a 5% ownership interest in Russell to a third party, resulting in an after-tax gain that was reported as an unrealized capital gain in 2008 pending distribution of the net proceeds to the Company by the subsidiary. Those proceeds were received by the Company in 2009, and are reported in net investment income in the consolidated statement of operations for the year then ended.

In conjunction with the financing of the Russell acquisition in 1999, the Company guaranteed the repayment of $350 million of senior notes issued to third parties by Russell. During December 2008, the Company purchased, at par, perpetual senior preferred stock issued by Russell in the amount of $350 million. Russell used the proceeds of the senior preferred stock issuance to retire the senior notes upon their maturity on January 15, 2009. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.0%, payable semi-annually. The Company earned $27 million in dividends on senior preferred stock during 2009.

During 2008, Russell entered into capital support agreements with money market funds it sponsors in order to assure the realizable value of $764 million of Lehman Brothers Holdings Inc. securities held by the funds. The Company guaranteed Russell’s obligations under those agreements. The Company subsequently entered into a loan agreement with Russell under which Russell could borrow up to $764 million to purchase the Lehman securities or to otherwise meet its obligations to the funds under the capital support agreements. The loan bore interest at prime plus 2% and had a term of three years. At December 31, 2008, there was no outstanding balance under this loan agreement. On January 12, 2009, the loan agreement was terminated, and the Company entered into an agreement to purchase, at par, up to $764 million of perpetual junior preferred stock and warrants issued by Russell. The junior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 10.0%, payable semi-annually. The Company purchased $519 million of junior preferred stock and warrants under this agreement during 2009, with the proceeds used by Russell to fulfill obligations to its sponsored funds under the capital support agreements.

During 2009, Russell redeemed $24 million of junior preferred stock and cancelled related warrants under this agreement leaving $495 million of junior preferred stock and warrants outstanding at December 31, 2009. As of December 31, 2009, the Company held 39 million warrants which are subject to cancellation upon the redemption of junior preferred stock under certain circumstances. The warrants, which have exercise prices ranging from $5.33 to $6.43,

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

would increase the Company’s ownership interest in Russell from approximately 93% to 94% if exercised prior to potential cancellation or further dilution as a result of outstanding options related to Russell’s incentive compensation plans. The Company utilized the Black-Scholes model to value warrants held at December 31, 2009. Russell continues to support the value of up to $245 million of Lehman Brothers Holdings Inc. securities held by its sponsored funds, and the Company remains committed to purchase up to that amount of junior preferred stock and warrants issued by Russell to fund this obligation. The Company earned $17 million in dividends on junior preferred stock during 2009.

During 2008, the Company purchased $654 million of short-term notes issued by third parties from money market funds sponsored by Russell. These notes were purchased at amortized cost, which approximated fair value, and had varying interest rates and maturity dates. The securities have all reached maturity during 2009 and have been repaid. The Company held $342 million of these notes at December 31, 2008, which were reported at amortized cost and included in cash and temporary investments in the consolidated statement of financial position.

The Company also invested in other notes issued by Russell, which bear interest at rates from 6.1% to 7.0% and mature in 2014. The Company held $180 million at each of December 31, 2009 and 2008, of other notes issued by Russell, which are reported at amortized cost and included in bonds in the consolidated statement of financial position.

During 2009, Russell entered into a revolving line of credit of up to $250 million, which was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2009. During 2009, the Company received a payment of $2.5 million from Russell related to the guarantee of this credit facility. Russell’s borrowings under these facilities were $180 million and $233 million at December 31, 2009 and 2008, respectively.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008
	(in millions)
Common stock	$154	$67
Fixed income notes	180	180
Senior preferred stock	350	350
Junior preferred stock	425	—
Warrants	70	—

Total	$1,179	$597

On February 10, 2010, Russell and the Company entered into an agreement to sell Russell’s private equity business, which is expected to result in an after tax gain to Russell of approximately $365 million which will be reported as an unrealized gain in the Company’s 2010 consolidated statement of changes in surplus. The after tax proceeds of the sale are expected to be used by Russell to retire the fixed income notes issued by Russell to the Company with the remainder being used to retire junior preferred stock and warrants.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

12.	Contingencies and Guarantees

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The terms of these guarantees range from less than one year to 39 years at December 31, 2009. If these affiliates or financial representatives are not able to meet their obligations, the Company would be required to make payments to fulfill its guarantees. The maximum aggregate exposure under these guarantees was $491 million at December 31, 2009. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.1 billion at December 31, 2009 and were extended at market rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2009 and 2008.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2009.

13.	Related Party Transactions

During each of 2009 and 2008, the Company transferred certain investments from its general account to unconsolidated subsidiaries as capital contributions. The aggregate statement value and fair value of investments transferred during 2009 was $135 million and $139 million, respectively. The aggregate statement value and fair value of investments transferred during 2008 was $102 million and $449 million, respectively. These capital contributions were accounted for at statement value, and no capital gain or loss was reported by the Company or its subsidiaries as a result of these transfers.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. During 2009 the Company and its subsidiaries redeemed all of the remaining mutual fund shares in the successor funds with realized capital losses of $83 million and unrealized

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

capital losses of $100 million, respectively, reported by the Company on these redemptions. During 2008 the Company and its subsidiaries redeemed $258 million and $40 million, respectively, of mutual fund shares in the successor funds with net realized capital gains of $27 million and unrealized capital losses of $14 million reported by the Company on these redemptions. The Company held shares in the successor funds with aggregate fair values of $376 million at December 31, 2008, which were included in common stocks in the consolidated statement of financial position. At December 31, 2008, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with aggregate fair values of $162 million.

14.	Fair Value of Financial Instruments

The fair value of an asset or liability is the amount at which the asset or liability could be purchased or sold in a current transaction between willing parties, other than in a forced sale or liquidation situation.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The fair value of investment assets and certain policy liabilities at December 31, 2009 and 2008 were as follows:

	December 31, 2009		December 31, 2008
	Statement Value	Fair Value	Statement Value	Fair Value
Assets:
Bonds	$91,004	$92,568	$79,314	$74,736
Mortgage loans	21,024	19,847	21,677	18,620
Policy loans	13,717	13,717	12,884	12,884
Common and preferred stocks	5,918	7,499	5,744	6,646
Real estate	1,582	1,893	1,528	2,402
Other investments	8,587	9,320	9,185	10,624
Cash and temporary investments	2,610	2,610	4,807	4,807

Total investments	$144,442	$147,454	$135,139	$130,719

Liabilities:
Investment-type insurance reserves	$5,078	$4,714	$4,563	$4,226

The statutory basis of accounting allows for the fair value disclosures for bonds and certain preferred stocks, as well as statement value for common stocks and certain preferred stocks, be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models.

At December 31, 2009, the fair value of bonds were generally based on independent pricing services or internally developed pricing models based on observable market data, the fair value of public common and preferred stocks were generally based on quoted market prices and the fair value of private equity securities were generally based on internally developed pricing models utilizing inputs such as public company comparables, sponsor values, and discounted cash flows. At December 31, 2008, the fair value of bonds, common and preferred stocks and other equity securities were generally based on values published by the SVO or quoted market prices of identical or similar securities when no SVO value is available. When SVO-published values or quoted market prices were not used, fair value was estimated using independent pricing services or internally developed pricing models. The fair value of the Company’s investment in Russell common stock is estimated using a multiple, reflective of comparable public companies, of Russell’s earnings before interest, taxes, depreciation and amortization, adjusted for debt and the Company’s holdings in Russell preferred stock. See Note 11 regarding the statement value of the Company’s investment in Russell common stock. The fair value of mortgage loans is based on estimated future cash flows discounted using market interest rates for debt with comparable credit risk and maturities. The fair value of real estate is based primarily on estimated future cash flows discounted using market interest or capitalization rates. The fair value of policy loans is based on unpaid principal balance, which approximates fair value. Other investments include: real estate joint ventures, for which fair value is based on estimated future cash flows discounted using market interest rates; other joint ventures and partnerships, for which statement value approximates fair value; investments in low income housing tax credits, for which fair value is based on estimated future tax benefits discounted using market interest rates, and derivatives, for which fair value is based on quoted market prices, where available, or third party and internally developed pricing models.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Investment-type insurance reserves only include individual fixed annuity policies, supplementary contracts without life contingencies and amounts left on deposit with the Company. The fair value of investment-type insurance reserves is based on estimated future cash flows discounted at market interest rates for similar instruments with comparable maturities.

The statutory basis of accounting requires that certain bonds and preferred stocks, most common stocks, certain derivative instruments and most separate account assets be reported at fair value. Estimates of fair value can be categorized into three levels based on the nature of the inputs to the valuation estimates:

Level 1 – Fair value is based on quoted prices for identical assets or liabilities in active markets that are accessible to the Company.

Level 2 – Fair value is based on observable market data such as quoted prices for similar assets in active markets or quoted prices for identical or similar assets in non-active markets.

Level 3 – Fair value is estimated by the Company using one or more significant unobservable inputs.

The table below presents the common stocks and separate account assets reported at fair value in the consolidated statement of financial position, in aggregate, as of December 31, 2009. The statement value of bonds rated “6” by the NAIC and preferred stocks rated “4”, “5” and “6” by the NAIC, which are reported at the lower of amortized cost or fair value, and the statement value of derivatives reported at fair value as of December 31, 2009 are considered immaterial for the purpose of this disclosure and are thereby not included below.

Investments in unconsolidated subsidiaries are excluded from common stocks reported at fair value, as they are reported using the equity method.

	December 31, 2009
	Level 1	Level 2	Level 3	Total
	(in millions)
General account common stocks	$3,960	$—	$664	$4,624
Separate accounts:
Mutual fund investments	13,774	—	—	13,774
Other benefit plan assets	11	8	1	20
Pension and postretirement assets:
Bonds	4	951	11	966
Public and private equities	1,184	—	13	1,197
Preferred stock	—	3	2	5
Cash and Short term securities	192	—	—	192
Other asset/liabilities	(18)	(11)	156	127

Subtotal pension and postretirement assets	1,362	943	182	2,487

Total	$19,107	$951	$847	$20,905

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The following table summarizes the changes in fair value of assets utilizing Level 3 inputs for the year ended December 31, 2009.

	For the year ended December 31, 2009
	Fair value, beginning of period	Realized investment gains/(losses)	Unrealized gains/(losses)	Purchases, sales, settlements	Transfers into/out of Level 3	Fair value, end of period
	(in millions)
General account common stocks	$1,064	$(22)	$86	$(73)	$(391)	$664
Separate accounts:
Other benefit plan assets	1	—	—	—	—	1
Pension and postretirement assets:
Bonds	3	—	—	(5)	13	11
Public and private equities	14	1	(1)	—	(1)	13
Preferred stock	2	—	—	—	—	2
Other asset/liabilities	153	(4)	(4)	11	—	156

Subtotal pension and postretirement assets	172	(3)	(5)	6	12	182

Total	$1,237	$(25)	$81	$(67)	$(379)	$847

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP 100 E. Wisconsin Ave., Suite 1800 Milwaukee, WI 53202 Telephone (414) 212 1600 Facsimile (414) 212 1880

Report of Independent Auditors

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2009 and 2008, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note 1.

/s/PRICEWATERHOUSECOOPERS LLP

February 15, 2010

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit	Description		Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority		Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006
(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account		Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006		Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(d)(a)	Form of Policies -		Exhibits A(5)(a), A(5)(b), A(5)(c), and A(5)(d) to Form S-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed May 31, 2001
	(1)	Variable Whole Life Insurance Policy With Additional Protection, QQ.VCL, including Policy amendment (sex distinct)
	(2)	Variable Whole Life Insurance Policy With Additional Protection, QQ.VCL, including Policy amendment (sex neutral for employers)
	(3)	Forms of Optional Riders to Variable Whole Life Insurance Policy QQ.VCL:
	(i) (ii)	Waiver of Premium Benefit Additional Purchase Benefit
(d)(b)	Form of Policies –		Exhibit (d)(b) to Form N-6 Post-Effective Amendment No. 14 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed March 24, 2006

(Referenced to Exhibits 1.A.(5)(a),
1.A.(5)(b), 1.A.(13)(i), and 1.A.(13)(ii) filed

with Form S-6 Registration Statement for

Northwestern Mutual Variable Life

Account, File No. 33-89188 on February 8,

1995)

	(1)	Variable Life Insurance Policy, QQ.VCL (sex distinct)
	(2)	Variable Life Insurance Policy, QQ.VCL, including an Amendment to Variable Whole Life with Additional Protection. (sex neutral: for employers)
	(3)	Forms of Optional Riders to Variable Whole Life Insurance Policy QQ.VCL:
	(i) (ii)	Waiver of Premium Benefit Additional Purchase Benefit
(e)	Form of Life Insurance Application 90-1		Exhibit (e) to Form N-6 Post-Effective Amendment

	L.I.(0198) WISCONSIN and Application Supplement (1003)	No. 12 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed April 28, 2005
(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996
(f)2	Amendment Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form S-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed February 28, 2003
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(h)(a)(3)	Amendment No. 2 dated October 13, 2006
to Participation Agreements dated March
16, 1999 and August 7, 2000, respectively,
by and among The Northwestern Mutual
Life Insurance Company, Russell
Investment Funds, f/k/a “Russell Insurance
	Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006
to Participation Agreement dated May 1,
2003, by and among The Northwestern
Mutual Life Insurance Company, Fidelity
Distributors Corporation, and each of
Variable Insurance Products Fund, Variable
Insurance Products Fund II, and Variable
	Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(c)(2)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(h)(d)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(h)(d)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity

	between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Account A, File No. 333-133380, filed on August 8, 2006
(i)	Not Applicable
(j)(a)	Agreement entered into on February 13,
1984 among Northwestern Mutual Variable
Life Account, The Northwestern Mutual
Life Insurance Company and NML Equity
Services, Inc. (n/k/a Northwestern Mutual
	Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(j)(b)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(j)(c)	Power of Attorney	Filed herewith.
(j)(d)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 27, 2010	Filed herewith.
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 27, 2010	Filed herewith.
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures for Variable Life Insurance Contracts Pursuant to Rule 6e-2(b)(12)(ii)	Filed herewith.

Item 27. Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2010

Name	Business Address

Facundo L. Bacardi	Chairman Bacardi Limited c/o Apache Capital 133 Sevilla Coral Gables, FL 33134

John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

Robert C. Buchanan	Retired Chairman Fox Valley Corporation P. O. Box 727 Appleton, WI 54912-0727

David J. Drury	President Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	Founder & CEO Arzu 77 Stone Gate Lane Lake Forest, IL 60045

David A. Erne	Attorney Reinhart Boerner Van Deuren, sc 1000 North Water Street Suite 2100 Milwaukee, WI 53202

James P. Hackett	President and CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Tulsa, OK 74119

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 925 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President & CEO Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

Gary A. Poliner	Executive Vice President Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

John E. Schlifske	President Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

H. Mason Sizemore, Jr.	2054 N.W. Blue Ridge Drive Seattle, WA 98177

Peter M. Sommerhauser	Attorney Godfrey & Kahn, SC 780 North Water Street

Milwaukee, WI 53202-3590

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

John J. Stollenwerk	10941 North Range Line Road Mequon, WI 53092

Timothy W. Sullivan	President & CEO Bucyrus International 1100 Milwaukee Avenue South Milwaukee, WI 53172

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Edward J. Zore	Chairman and CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2010

Name	Title

Edward J. Zore	Chairman and Chief Executive Officer
John E. Schlifske	President
Sandra L. Botcher	Vice President (Enterprise Risk Assurance)
Michael G. Carter	Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Compliance/Best Practices)
David D. Clark	Senior Vice President (Real Estate)
Jefferson V. DeAngelis	Senior Vice President (Public Markets)
Mark G. Doll	Executive Vice President & Chief Investment Officer
Christina H. Fiasca	Senior Vice President (Agency Services)

Timothy J. Gerend	Vice President (Field Compensation and Planning)
Kimberley Goode	Vice President (Communications & Corporate Affairs)
Karl G. Gouverneur	Vice President (Information Systems)
John M. Grogan	Vice President (Wealth Management)
Thomas G. Guay	Vice President (New Business)
Gary M. Hewitt	Vice President & Treasurer (Treasury & Investment Operations)
J. Chris Kelly	Vice President and Controller
John L. Kordsmeier	Vice President (Disability Income)
Susan A. Lueger	Vice President (Human Resources)
Jeffrey J. Lueken	Senior Vice President (Securities)
Jean M. Maier	Executive Vice President (Enterprise Operations and Technology)
Raymond J. Manista	General Counsel & Secretary
Meridee J. Maynard	Senior Vice President (Product Distribution)
Gregory C. Oberland	Executive Vice President (Insurance and Investment Products)
Kathleen A. Oman	Vice President (Policyowner Services)
Gary A. Poliner	Executive Vice President and Chief Risk Officer
David R. Remstad	Vice President and Chief Actuary
Marcia Rimai	Executive Vice President and Chief Administrative Officer
Bethany M. Rodenhuis	Vice President (Corporate Planning)
Timothy G. Schaefer	Chief Information Officer
Calvin R. Schmidt	Vice President (Investment Product Operations)
Todd M. Schoon	Executive Vice President (Agencies)
David W. Simbro	Vice President (Life Product)
Paul J. Steffen	Vice President (Agencies)
Martha M. Valerio	Vice President
Conrad C. York	Vice President (Marketing)
Michael L. Youngman	Vice President (Government Relations)

OTHER OFFICERS – As of December 1, 2009

Employee	Title

Gregory A. Gurlik	Senior Actuary
Donald C. Kiefer	VP Actuary
Kenneth M. Latus	Actuary
James Lodermeier	Senior Actuary
Robert G. Meilander	VP Corporate Actuary
Ted A. Matchulat	Director Product Compliance
Jon K. Magalska	Senior Actuary
Arthur V. Panighetti	VP Actuary
P. Andrew Ware	VP Actuary

Mark S. Bishop	Regional VP Field Supv
Jennifer L. Brase	VP Agency Dev
Somayajulu Durvasula	Regional VP Field Supv
Michael S. Ertz	VP Field Administration
Mark J. Gmach	Regional VP Field Supv
David D. Kiecker	Regional VP Field Supv
Steven C. Mannebach	VP Agency Dev
Daniel J. O’Meara	Regional VP Field Supv
Charles J. Pendley	VP Agency Dev

Robert J. Johnson	Director Compliance Oversight and Review
James M. Makowski	Asst. Director-Marketing Materials Compliance
Timothy Nelson	Director Market Conduct

Employee	Title
Jason T. Anderson	Assistant Director Tax
Gwen C. Canady	Director Corporate Reporting
Barbara E. Courtney	Director Mutual Fund Accounting
Walter M. Givler	VP Accounting Policy
David K. Nunley	VP-Tax
Stephen R. Stone	Director Investment Accounting

John M. Abbott	Director-Field Investigations
Carl E. Amick	VP-Risk Management Operations
Maryann Bialo	Asst. Director DI Benefits
Pamela C. Bzdawka	Assistant Director-SIU
Stephen J. Frankl	Director-Sales Strategy and Support
Sharon A. Hyde	Asst. Director DI Benefits
Cynthia Lubbert	Asst. Director-DI Underwriting
Steven J. Stribling	Director-DI Benefits
Cheryl L. Svehlek	Director-Administration

Laila V. Hick	Director of Field Supervision
Karla D. Hill	Asst. Director of Distribution Operations
Joanne M. Migliaccio	Director of Distribution Operations
Daniel A. Riedl	VP Distribution Policies and Operations

Sandra L. Botcher	VP Enterprise Risk Assurance

Linda A. Schaefer	Director Operations Strategy
Anne C. Wills	Director BCP
Todd O. Zinkgraf	VP Enterprise Solutions

Christen L. Partleton	VP Facility Operations

Robyn S. Cornelius	Director Dist Planning
David J. Dorshorst	Director of Field Comp
Allen M. Kluz	Director of Field Benefits
Kim M. Althaus	Director of FCP Systems
Richard P. Snyder	Director Distribution Planning
William H. Taylor	Vice President Financial Security Planning

Troy M. Burbach	Director - Field Development Systems
Pency P. Byhardt	VP-Field Development
Sharen L. King	Director-Practice Management and Field Training

Douglas P. Bates	VP Federal Relations
Steven M. Radke	VP Leg & Reg Relations

Blaise C. Beaulier	VP Information Systems
Robert J. Kowalsky	VP Information Systems
Rachel L. Taknint	VP Information Risk Management

David A. Eurich	Director – IPS Training, Marketing & Communications
Martha M. Kendler	Director – IPS Annuity Products
Arleen J. Llewellyn	Director – Business Integration
Mac McAuliffe	National Sales Director – IPS - Sales
Michael J. Mihm	Director – IPS Business Development
Ronald C. Nelson	Director – IPS Research & Product Support
Jeffrey J. Niehaus	Director – IPS Business Retirement Markets

Employee	Title
David G. Stoeffel	VP IPS Investment Product Lines
Kellen A. Thiel	Director – IPS Advisory Products
Brian D. Wilson	Director – IPS Marketing & Sales
Robert J. Wright	Director – IPS Strategic Partnerships Product Support

Meg E. Jansky	Director-Annuity Operations
Lisa A. Myklebust	Director-Business Systems Team

Mark J. Backe	Asst. General Counsel & Asst. Secretary
Beth M. Berger	Asst. General Counsel & Asst. Secretary
Frederick W. Bessette	Asst. General Counsel & Asst. Secretary
Melissa J. Bleidorn	Asst. General Counsel & Asst. Secretary
Anne T. Brower	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
M. Christine Cowles	Asst. General Counsel & Asst. Secretary
Domingo G. Cruz	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Marcia E. Facey	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
Gerald E. Fradin	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Matthew E. Gabrys	Asst. General Counsel & Asst. Secretary
John K. Garofani	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
C. Claibourne Greene	Asst. General Counsel & Asst. Secretary
Elizabeth S. Idleman	Asst. General Counsel & Asst. Secretary
Gregory Johnson	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Abimbola O. Kolawole	Asst. General Counsel & Asst. Secretary

Carol L. Kracht	VP & Deputy General Counsel & Board Relations
Elizabeth J. Lentini	Asst. General Counsel & Asst. Secretary
George R. Loxton	Asst. General Counsel & Asst. Secretary
Stephanie Lyons	Asst. General Counsel & Asst. Secretary
Dean E. Mabie	Asst. General Counsel & Asst. Secretary
Steve Martinie	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
James L. McFarland	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Larry S. Meihsner	Asst. General Counsel & Asst. Secretary
Christopher J. Menting	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Scott J. Morris	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
David K. Nelson	Asst. General Counsel & Asst. Secretary
Mary S. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Timothy A. Otto	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
David W. Perez	Asst. General Counsel & Asst. Secretary
Judith L. Perkins	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary

Employee	Title
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Tammy M. Roou	VP & Ins & Distr Counsel
Thomas F. Scheer	Asst. General Counsel & Asst. Secretary
Kathleen H. Schluter	VP & Tax Counsel
Rodd Schneider	VP & Litigation Counsel
Sarah E. Schott	Asst. General Counsel & Asst. Secretary
Catherine L. Shaw	Asst. General Counsel & Asst. Secretary
David Silber	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
Karen J. Stevens	Asst. General Counsel & Asst. Secretary
Brenda J. Stugelmeyer	Asst. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
Douglas D. Timmer	Asst. General Counsel & Asst. Secretary
Andrew T. Vedder	Asst. General Counsel & Asst. Secretary
Warren, John W.	Asst. General Counsel & Asst. Secretary
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Catherine M. Young	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary

Jason R. Handal	Director-Speciality Markets
Todd L. Laszewski	Director Life Product Development
Jane Ann Schiltz	VP Business Markets

Terese J. Capizzi	Director Long Term Care Administration
Julie K. Flaa	Director Long Term Care Product Development
Mollie A. Kenny	Regulatory Consultant
Steve P. Sperka	VP Long Term Care
John K. Wilson	Director Long Term Care Sales Support

Carrie L. Bleck	Director Policyowner Services
Sherri L. Schickert	Director Policyowner Services
Diane P. Smith	Asst. Director Policyowner Services
Natalie J. Versnik	Director Policyowner Services
Michael D. Zelinski	Director Policyowner Services

Donna L. Lemanczyk	Asst. Secretary
Warren L. Smith	Asst. Secretary

Karla J. Adams	Director Investment Risk Management
James A. Brewer	Director Investment Planning
Donald Forecki	Director Investment Operations, Asst. Secretary
Karen A. Molloy	Director Banking & Cash Management, Asst. Treasurer
Patricia A. Zimmermann	Director Investment Technology & Development, Asst. Secretary

Shanklin B. Cannon	Medical Director
Kurt P. Carbon	Director Life Lay Standards
Wayne F. Heidenreich	Medical Director
Paul W. Skalecki	VP Underwriting Standards

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of March 31, 2010 are set forth on pages C-11 through C-12. In addition to the subsidiaries set forth on pages C-11 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A

2.	NML Variable Annuity Account B

3.	NML Variable Annuity Account C

4.	Northwestern Mutual Variable Life Account

5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of April 1, 2010)

Name of Subsidiary	Jurisdiction of Incorporation

Amber, LLC- 100% ownership	Delaware
AMLI at Cambridge Square, LLC - 100% ownership	Delaware
Baraboo, Inc. - 100% ownership	Delaware
Bayridge, LLC - 100% ownership	Delaware
Bradford, Inc. - 100% ownership	Delaware
Brendan International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Burgundy, LLC- 100% ownership	Delaware
Carlisle Ventures, Inc. - 100% ownership	Delaware
Chateau, LLC - 100% ownership	Delaware
Coral, Inc. - 100% ownership	Delaware
Cortona Holdings, LLC - 100% ownership	Delaware
Fairfield West Deer Park LLC - 100% ownership	Delaware
Frank Russell Company - 92.86% ownership	Washington
Foxkirk, LLC - 100% ownership	Delaware
Group Liquidation Corp. - 100% ownership	New Mexico
Hazel, Inc. - 100% ownership	Delaware
Health Invest, LLC - 100% ownership	Delaware
Higgins, Inc. - 100% ownership	Delaware
Highbrook International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Hobby, Inc. - 100% ownership	Delaware
Hollenberg 1, Inc. - 100% ownership	Delaware
Hollenberg 2, Inc. - 100% ownership	Delaware
Jerusalem Avenue Property, LLC - 100% ownership	Delaware
Justin International FSC, Inc. - 100% ownership	U.S. Virgin Islands
JYD Assets LLC - 100% ownership	Delaware
Klode, Inc. - 100% ownership	Delaware
Kristiana International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Ladak, Inc. - 100% ownership	California
Lake Bluff, Inc. - 100% ownership	Delaware
Logan, Inc. - 100% ownership	Delaware
Lydell, Inc. - 100% ownership	Delaware
Maroon, Inc. - 100% ownership	Delaware
Mason & Marshall, Inc. - 100% ownership	Delaware
Mason Street Advisors, LLC - 100% ownership	Delaware
Mitchell, Inc. - 100% ownership	Delaware
Model Portfolios, LLC - 100% ownership	Delaware
N.M. Albuquerque, Inc. - 100% ownership	New Mexico
New Arcade, LLC - 100% ownership	Wisconsin
Nicolet, Inc. - 100% ownership	Delaware
NM DFW Lewisville, LLC - 100% ownership	Delaware
NM F/X, LLC - 100% ownership	Delaware
NM GP Holdings, LLC - 100% ownership	Delaware
NM Harrisburg, Inc. - 100% ownership	Pennsylvania

NM Imperial, LLC - 100% ownership	Delaware
NM Lion, LLC - 100% ownership	Delaware
NM Majestic Holdings, LLC - 100% ownership	Delaware
NM Pebble Valley LLC - 100% ownership	Delaware
NM RE Funds, LLC - 100% ownership	Delaware
NM Regal, LLC - 100% ownership	Delaware
NM-Exchange Three, LLC - 100% ownership	Delaware
NM-Exchange, LLC - 100% ownership	Delaware
NML Clubs Associated, Inc. - 100% ownership	Wisconsin
NML Development Corporation- 100% ownership	Delaware
NML Real Estate Holdings, LLC - 100% ownership	Wisconsin
NML Securities Holdings, LLC - 100% ownership	Wisconsin
NML-CBO, LLC - 100% ownership	Delaware
NMRM Holdings, LLC - 100% ownership	Delaware
North Van Buren, Inc. - 100% ownership	Delaware
Northwestern Investment Management Company, LLC - 100% ownership	Delaware
Northwestern Long Term Care Insurance Company - 100% ownership	Wisconsin
Northwestern Mutual Capital GP II, LLC - 100% ownership	Delaware
Northwestern Mutual Capital GP, LLC - 100% ownership	Delaware
Northwestern Mutual Capital Limited - 100% ownership	United Kingdom
Northwestern Mutual Investment Services, LLC - 100% ownership	Wisconsin
Northwestern Mutual Life International, Inc. - 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. - 100% ownership	Maryland
Northwestern Mutual Wealth Management Company - 100% ownership
NW Pipeline, Inc. - 100% ownership	Texas
Olive, Inc. - 100% ownership	Delaware
PPF AMLI 460 SW Longview Boulevard, LLC - 100% ownership	Delaware
RE Corp. - 100% ownership	Delaware
Regina International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Russet, Inc. - 100% ownership	Delaware
Scotty, LLC - 100% ownership	Delaware
Solar Resources, Inc. - 100% ownership	Wisconsin
Stadium and Arena Management, Inc. - 100% ownership	Delaware
Travers International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Tupelo, Inc. - 100% ownership	Delaware
Walden OC, LLC - 100% ownership	Delaware
White Oaks, Inc. - 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2006, they did not constitute a significant subsidiary as defined by Regulation S-X. Except for certain Real Estate Partnerships/LLCs/Equity Interests, includes general account NM investments where NM’s ownership interest is greater than 50%. Excluded is the entire corporate structure under Frank Russell Company.
(2)	Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29. Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30. Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account II (811-21933).

(b) As of April 1, 2010, the directors and officers of NMIS are as follows:

Name	Position

Jason T. Anderson	Assistant Treasurer
Mark S. Bishop	Regional Vice President, Field Supervision
Christine Szafranski	Assistant Director, Market Conduct
Pency Byhardt	Vice President, Field Development
Michael G. Carter	Director
Eric P. Christophersen	Vice President, Compliance/Best Practices
Somayajulu V. Durvasula	Regional Vice President, Field Supervision
Michael S. Ertz	Vice President, Agency Administration
David A. Eurich	Director, Field Training
Christina H. Fiasca	Senior Vice President, Field Compensation, Training & Development
Anne A. Frigo	Director, Insurance Products Compliance
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Vice President, Field Compensation & Planning
Mark J. Gmach	Regional Vice President, Field Supervision
David A. Granger	Assistant Director, Human Resources
Mark A. Gregory	Assistant Director, NMIS Compliance
Thomas C. Guay	Vice President, Variable Underwriting & Issue
Rhonda K. Haight	Assistant Director, IPS Platforms
David P. Harley	Director, Retail Investment Operations
Laila V. Hick	Director, Field Supervision Standards
Karla D. Hill	Assistant Director, Contract, License and Registration Operations
Patricia J. Hillman	Director, Annuity Customer Services
Dean M. Hopp	Assistant Director, IPS Product Lines and Municipal Funds Securities Limited Principal
Diane B. Horn	NMIS Anti-Money Laundering Compliance Officer
Robert J. Johnson	Director, Compliance/Best Practices
Todd M. Jones	Treasurer, Financial and Operations Principal
Martha M. Kendler	Director, Annuity Products
Sharen L. King	Director Practice Management & Field Training
Steven J. LaFore	Assistant Secretary
Dwight Larkin	Assistant Director- Retail Investment Services & ROSFP, Municipal Securities Principal, MSRB Contact
Arleen J. Llewellyn	Director, IPS Business Integration
Jean M. Maier	Director; Senior Vice President, Insurance Operations
James M. Makowski	Assistant Director, Marketing Materials Compliance
Steven C. Mannebach	Vice President, Recruiting & Leadership Development
Jeffrey S. Marks	Director, Sales Development
Meridee J. Maynard	Senior Vice President, Life Product
Mac McAuliffe	National Sales Director
Allan J. McDonell	Assistant Director, Annuity Operations and Municipal Securities Principal
Mark E. McNulty	Assistant Director, Compliance Assurance
Joanne M. Migliaccio	Director, Contract, License and Registration
Michael J. Mihm	Director, Business Development
Benjamin N. Moen	Regional Vice President, Sales
Jennifer W. Murphy	Secretary
Timothy D. Nelson	Director, Compliance/Best Practices
Jeffrey J. Niehaus	Director, Business Markets

Jennifer O’Leary	Assistant Treasurer
Kathleen A. Oman	Vice President, Variable Life Servicing
Michael J. Patkunas	Regional Vice President, Sales
John J. Piazza	Regional Vice President, Sales
Georganne K. Prom	New Business Variable Life Compliance Coordinator
Michael A. Reis	Assistant Treasurer
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Marcia Rimai	Director
Robin E. Rogers	Assistant Director, Contract, License & Registration
Russell R. Romberger	Regional Vice President, Sales
Jeffrey P. Schloemer	Assistant Director, Compliance Oversight & Review
Calvin R. Schmidt	Director, President and CEO
Alexander D. Schneble	Director, NMIS Administration
Todd M. Schoon	Director, Senior Vice President, Agencies
Todd W. Smasal	Director, Human Resources
Richard P. Snyder	Field Education Consultant
Michael C. Soyka	Regional Vice President, Sales
Paul J. Steffen	Vice President, Agencies
Steven H. Steidinger	Director, Variable Life Products
Carol A. Stilwell	POS Variable Life Compliance Coordinator
David G. Stoeffel	Vice President –Product Line
William H. Taylor	Vice President, Advanced Financial Security Planning
Kellen A. Thiel	Director, Personal Investment Markets
Gwendolyn K. Weithaus	Assistant Director, NMIS Compliance
Alan M. Werth	Third Party Sales Consultant
Jeffrey B. Williams	Vice President and Chief Compliance Officer, NMIS Compliance, FINRA Executive Representative
Brian D. Wilson	Director, Marketing and Sales
Robert J. Wright	Director, Strategic Partnerships and Product Support

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c)	NMIS, the principal underwriter, received $27,055,697 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31. Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32. Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33. Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 27th day of April, 2010.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ EDWARD J. ZORE
	Raymond J. Manista,		Edward J. Zore, Chief Executive Officer
General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 27th day of April, 2010.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ EDWARD J. ZORE
	Raymond J. Manista,		Edward J. Zore, Chief Executive Officer
General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

/s/ EDWARD J. ZORE	Chairman, Trustee and Chief Executive
Edward J. Zore	Officer; Principal Executive Officer

/s/ MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/ JOHN C. KELLY	Vice President and Controller and
John C. Kelly	Principal Accounting Officer

Trustee
Facundo L. Bacardi

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ Robert C. Buchanan*	Trustee
Robert C. Buchanan

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ David A. Erne*	Trustee
David A. Erne

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ Gary A. Poliner	Trustee
Gary A. Poliner

/s/ John E. Schlifske	Trustee

John E. Schlifske

/s/ H. Mason Sizemore, Jr.*	Trustee
H. Mason Sizemore, Jr.

/s/ Peter M. Sommerhauser*	Trustee
Peter M. Sommerhauser

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ John J. Stollenwerk*	Trustee
John J. Stollenwerk

/s/ S. Scott Voynich	Trustee
S. Scott Voynich

/s/ Barry L. Williams	Trustee
Barry L. Williams

*By:	/s/ Edward J. Zore
Edward J. Zore, Attorney in fact,
pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of April 27, 2010

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 20 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit	Description
(j)(c)	Power of Attorney	Filed herewith
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 27, 2010	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 27, 2010	Filed herewith
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures for Variable Life Insurance Contracts Pursuant to Rule 6e-2(b)(12)(ii)	Filed herewith